NETWORK INVESTOR COMMUNICATIONS, INC.
                     4505 South Wasatch Boulevard, Suite 370
                           Salt Lake City, Utah 84124
                                 (801) 424-2999


                    REVISED INFORMATION STATEMENT PURSUANT TO
                         SECTION 14(c) OF THE SECURITIES
                            EXCHANGE ACT OF 1934 AND
                          RULE 14C PROMULGATED THERETO



                       NO PROXIES ARE BEING SOLICITED AND
                   YOU ARE NOT REQUESTED TO SEND NWIV A PROXY




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

                      NETWORK INVESTOR COMMUNICATIONS, INC.
                     4505 South Wasatch Boulevard, Suite 370
                           Salt Lake City, Utah 84124
                                 (801) 424-2999

                 NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To Our Stockholders:

         Notice is hereby given that we have obtained the written consent of a majority of our stockholders of record as of June 8, 2001 to the following actions:

         1.       The  change  of  the  name  of  NWIV  from  Network   Investor
                  Communications, Inc. to Category 5 Technologies, Inc.

         2. An increase in the authorized shares to 150,000,000, consisting of 125,000,000 common shares and 25,000,000 preferred shares, such preferred shares to have such designations, preferences and rights as determined by the Board.

         3. The adoption of Category 5 Technologies, Inc. Long-Term Incentive Plan (the "Long-Term Plan") for employees and consultants of NWIV;

         4. The adoption of Category 5 Technologies, Inc. 2001 Director Option Plan (the "Director Plan") for the outside Directors of NWIV.

         The foregoing items of business that have been approved by a majority of our shareholders are more fully described in the information statement accompanying this notice. Each of the items of business will be effective twenty
(20) days after the mailing of this notice and the attached Information Statement, which we intend to mail to our stockholders on or about July 3, 2001. All necessary corporate approvals in connection with the items of business have been obtained. Accordingly, pursuant to Section 78.320 of the Nevada Revised Statutes and Section 14(c) of the Securities Exchange Act of 1934, as amended, you are hereby provided with notice of the approval of these actions by less than unanimous written consent of our shareholders, prior to the actions taking effect.

         Shareholders of record as of the close of business on June 8, 2001, are entitled to receive this notice and the attached Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                  By the Order of the Board of Directors

                                  /s/ William C. Gibbs
                                  --------------------
                                  William C. Gibbs, Chief Executive Officer

                                  /s/ Mitchell L. Edwards
                                  -----------------------
                                  Mitchell L. Edwards, Chief Financial Officer

Salt Lake City, Utah
July 19, 2001

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         This  Information  Statement is provided to the shareholders of Network
Investor Communications, Inc. ("NWIV") at the close of business on June 8, 2001 (the "Record Date"). On June 8, 2001 , the Board of Directors of NWIV and a majority of NWIV's shareholders approved and authorized the following:

         1.       The  change  of  the  name  of  NWIV  from  Network   Investor
                  Communications, Inc. to Category 5 Technologies, Inc.

         2. An increase in the authorized shares to 150,000,000, consisting of 125,000,000 common shares and 25,000,000 preferred shares, such preferred shares to have such designations, preferences and rights as determined by the Board.

         3. The adoption of Category 5 Technologies, Inc. Long-Term Incentive Plan (the "Long-Term Plan") for employees and consultants of NWIV;

         4. The adoption of Category 5 Technologies, Inc. 2001 Director Option Plan (the "Director Plan") for the outside Directors of NWIV;

         The  change  of  name  and  increase  in  authorized   shares  will  be
accomplished by an amendment to NWIV's Certificate of Incorporation (the "Amendment"), a copy of which is attached hereto as Annex A. A copy of the Long-Term Plan and the Director Plan are attached hereto as Annex B and Annex C, respectively (the Long-Term Plan and the Director Plan are sometimes hereafter collectively referred to as the "Plans"). The effective date of the Amendment and adoption of the Plans shall be July 23, 2001.

         The  purpose  of  this   Information   Statement   is  to  provide  the
shareholders of NWIV with information regarding the Amendment and the adoption of the Plans.

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                  NAME CHANGE AND INCREASE IN AUTHORIZED SHARES

         The Amendment will be filed upon effectiveness of this Information Statement (the "Effective Time"). At such time the name of NWIV will be changed to Category 5 Technologies, Inc., and the authorized capital stock of the company will consist of 125,000,000 common shares, par value $0.001 and 25,000,000 shares of preferred stock, par value $0.001. The preferred stock may be issued with such designations, rights and privileges as the Board of Directors of NWIV may determine from time to time.

         Stock certificates of NWIV will be deemed to represent the same number of shares of C5T as were represented by such stock certificates of NWIV immediately prior to the Amendment.

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Name Change

         The reason for the name change is to provide NWIV with a name that reflects is newly adopted strategy to become a leading merchant services provider for traditional brick and mortar businesses as well as individuals and companies wishing to conduct commerce on the Internet. C5T believes that there is a large and growing market for technologies and services that enable existing and new businesses to commence or improve their internet commerce transactions. Internet retail sales have skyrocketed more than 66 percent to $44.5 billion in 2000 despite the demise of many dot.com companies in the slowing economy, according to a new study released by the Boston Consulting Group. This year, Web-based sales are expected to grow 46 percent to more than $65 billion. By 2004, it is expected that there will be 210 million internet users in the U.S., with approximately 233 million in Europe. Overall, internet commerce is expected to reach $5.3 trillion by 2005. In addition to the acquisition of C5T, C5T will seek to identify additional opportunities to acquire companies, assets, transaction platforms and other e-business processing and tools in order to provide customers with a range of commerce enabling products and services.

         NWIV's ticker symbol has previously been "NWIV" and NWIV anticipates that it will seek a change in the ticker symbol to be more consistent with its new name, Category 5 Technologies, Inc.

Authorization of Additional Common Stock

         The authorization of shares of common stock for which authorization is sought would be part of the existing class of Common Stock, if and when issued. These shares would have the same rights and privileges as the shares of Common Stock currently outstanding. Holders of the Company's Common Stock do not have preemptive rights to subscribe for and purchase any new or additional issues of Common Stock or securities convertible into Common Stock.

         The Board of Directors believes that the increase in the number of authorized shares of Common Stock is in the best interests of the Company and its stockholders. The purpose of increasing the number of authorized shares of Common Stock is to have shares available for issuance for such corporate purposes as the Board of Directors may determine in its discretion, including without limitation:

         o   future acquisitions

         o   investment opportunities

         o   stock splits

         o   stock dividends or other distributions

         o   conversion of convertible securities

         o   future financing and other corporate purposes

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

         The Company currently has no binding agreements or understandings regarding the issuance of additional shares of Common Stock. However, the Company is actively pursuing financing which may result in the issuance of additional shares of Common Stock.


Authorization of Preferred Stock

         NWIV's Articles of Incorporation do not authorize or provide for the issuance of Preferred Stock. Pursuant to the Amendment, 25 million shares of preferred stock will be authorized and can be issued in the form and manner, with the relative rights, preferences, qualifications, limitations or restrictions thereon as the Board of Directors shall determine.

         This provision authorizes the C5T Board to establish one or more classes or series of preferred stock ("C5T Preferred Stock") and to determine, with respect to any such class or series of C5T Preferred Stock, its terms and rights, including (i) the designation of the series, (ii) the voting powers, if any, (iii) whether dividends, if any, will be cumulative or noncumulative and the dividend rate of the series, (iv) the redemption rights and price or prices, if any, for shares of the series, and (v) preferences and other special rights, if any, of shares of the series in the event of any liquidation, dissolution, or distribution of the assets of C5T.

         NWIV believes that the ability of the Board to issue one or more series of C5T Preferred Stock will provide C5T with flexibility in structuring possible future financing and acquisitions, and in meeting other corporate needs which might arise. The authorized shares of C5T Preferred Stock, as well as shares of C5T Common Stock, will be available for issuance without further action by C5T's shareholders, unless such action is required by applicable law or the rules of any stock exchange or automated quotation system on which C5T's securities may be listed or traded.

         Although the C5T Board has no intention at the present time of doing so, it could issue a series of C5T Preferred Stock that could, depending on the terms of such series, impede the completion of a merger, tender

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offer or other takeover  attempt.  The C5T Board will make any  determination to issue such shares based on its judgment as to the best interests of C5T and its shareholders. The C5T Board, in so acting, could issue C5T Preferred Stock having terms that could discourage an acquisition attempt through which an acquiror may be able to change the composition of the C5T Board, including a
tender  offer  or  other  transaction  that  some,  or  a  majority,   of  C5T's
shareholders   might  believe  to  be  in  their  best  interests  or  in  which shareholders might receive a premium for their stock over the then current market price of such stock. As is currently the case with NWIV, the Board of Directors of C5T may consider other changes in the Articles of Incorporation and Bylaws that may have antitakeover effects, including the institution of a shareholder rights plan. Although no decisions have been made in this regard, in the event such action is taken, C5T Preferred Stock would be used to implement such a plan.

Description of Capital Stock of C5T after the Amendment is Effective
-------------------------------------------------------------------------

         Under the Amendment, the total number of shares of all classes of stock that C5T will have authority to issue is 150 million, consisting of 125 million shares of C5T Common Stock par value $.001 and 25 million shares of C5T Preferred Stock par value $.001.

C5T Common Stock

         The holders of C5T Common Stock are entitled to one vote per share on all matters voted on by shareholders, including elections of directors. Subject to any preferential rights of any shares of C5T Preferred Stock that may be outstanding, the holders of C5T Common Stock are entitled to such dividends as may be declared from time to time by the Board of Directors from funds available therefor, and upon liquidation are entitled to receive pro rata all assets of C5T available for distribution to such holders. Holders of C5T Common Stock have no preemptive rights and no cumulative voting.

C5T Preferred Stock

         The C5T Board of Directors is authorized to provide for the issuance of shares of C5T Preferred Stock, in one or more classes or series and to fix the voting power, if any, designations, preferences, rights, and qualifications of each such class or series and the qualifications, limitations or restrictions thereof. No shares of C5T Preferred Stock are currently issued or outstanding.


                            LONG-TERM INCENTIVE PLAN

         The Board of Directors of NWIV and a majority of the shareholders of NWIV have approved the adoption of the Long-Term Plan for key employees of NWIV and any subsidiary and consultants providing services to NWIV and any subsidiary. The Long-Term Plan authorizes grants of Incentive Stock Options ("ISOs"), Non-qualified Stock Options ("NQSOs"), Stock Appreciation Rights ("SARs"), Restricted Stock, Performance Shares, and Dividend Equivalents. The total number of shares of Company common stock available for awards under the Long-Term Plan is 3,000,000. Currently the Company has approximately 50 employees eligible to participate in the Plan.

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

         The Board believes that use of long-term incentives as authorized under the Long-Term Plan to be beneficial to NWIV as a means of promoting the success and enhancing the value of NWIV by linking the personal interests of its key employees and consultants to those of its shareholders and by providing them with an incentive for outstanding performance. These incentives also provide NWIV flexibility in its ability to attract and retain the services of employees and contractors upon whose judgment, interest, and special effort the successful conduct of operations is largely dependent. The Long-Term Plan will have an effective date of July 23, 2001. The following summary of the Long-Term Plan is qualified in its entirety by reference to the Long-Term Plan, a copy of which is attached as Annex B.

         The Long-Term Plan will be administered by a committee appointed by the Board. This committee will have the exclusive authority to administer the Long-Term Plan, including the power to determine eligibility, the types and sizes of awards, and the price and timing of awards. As of the date of this Information Statement, no determination has yet been made regarding the allocation of benefits under the Long-Term Plan, or the exercise prices, expiration dates or other material conditions of options issuable under the Long-Term Plan.

Description of the Available Awards

Incentive Stock Options
-----------------------

         An ISO is a stock option that satisfies the  requirements  specified in
Section 422 of the Internal Revenue Code (the "Code"). Under the Code, ISOs may only be granted to employees. In order for an option to qualify as an ISO, the price payable to exercise the option must equal or exceed the fair market value of the stock at the date of the grant, the option must lapse no later than 10 years from the date of the grant, and the stock subject to ISOs that are first exercisable by an employee in any calendar year must not have a value of more than $100,000 as of the date of grant. Certain other requirements must also be met.

         An optionee will not be treated as receiving taxable income upon either the grant of an ISO or upon the exercise of an ISO. However, the difference between the exercise price and the fair market value on the date of exercise will be an item of tax preference at the time of exercise in determining liability for the alternative minimum tax, assuming that the common stock is either transferable or subject to a substantial risk of forfeiture under Section 83 of the Code. If at the time of exercise, the common stock is both nontransferable and is subject to a substantial risk of forfeiture, the difference between the exercise price and the fair market value of the common stock (determined at the time the common stock becomes either transferable or not subject to a substantial risk of forfeiture) is a tax preference item in the year in which the common stock becomes either transferable or not subject to a substantial risk of forfeiture.

         If common stock acquired by the exercise of an ISO is not sold or otherwise disposed of within two years from the date of its grant and is held for at least one year after the date such common stock is transferred to the optionee, any gain or loss resulting from its disposition will be treated as long-term capital gain or loss. If such common stock is disposed of before the expiration of the above-mentioned holding periods, a "disqualifying disposition" will occur. If a disqualifying disposition occurs, the optionee will realize ordinary income in the year of the disposition in an amount equal to the

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

difference between the fair market value of the common stock on the date of exercise and the exercise price, or the selling price of the common stock and the exercise price, whichever is less. The balance of the optionee's gain on a disqualifying disposition, if any, will be taxed as capital gain.

         In the event an optionee exercises an ISO using common stock acquired by a previous exercise of an ISO, unless the stock exchange occurs after the required holding periods, such exchange shall be deemed a disqualifying disposition of the stock exchanged.

         NWIV will not be entitled to any tax deduction as a result of the grant or exercise of an ISO, or on a later disposition of the common stock received, except that in the event of a disqualifying disposition, NWIV will be entitled to a deduction equal to the amount of ordinary income realized by the optionee.

Non-Qualified Stock Options
---------------------------

         A NQSO is any stock option other than an Incentive Stock Option. Such options are referred to as "non-qualified" because they do not meet the requirements of, and are not eligible for, the favorable tax treatment provided by Section 422 of the Code.

         No taxable income will be realized by an optionee upon the grant of an NQSO, nor is NWIV entitled to a tax deduction by reason of such grant. Upon the exercise of an NQSO, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price and NWIV will be entitled to a corresponding tax deduction, provided NWIV deducts and withholds applicable taxes from amounts paid to the optionee.

         Upon a subsequent sale or other disposition of common stock acquired through exercise of an NQSO, the optionee will realize short-term or long-term capital gain or loss to the extent of any intervening appreciation or depreciation. Such a resale by the optionee will have no tax consequence to NWIV.

Stock Appreciation Rights
-------------------------

         A SAR is the right granted to an employee to receive the appreciation in the value of a share of common stock over a certain period of time. Under the Long-Term Plan, NWIV may pay that amount in cash, in common stock, or in a combination of both.

         A recipient who receives a SAR award is not subject to tax at the time of the grant and NWIV is not entitled to a tax deduction by reason of such grant. At the time such award is exercised, the recipient must include in income the appreciation inherent in the SARs (i.e., the difference between the fair market value of the common stock on the date of grant and the fair market value of the common stock on the date the SAR is exercised). NWIV is entitled to a corresponding tax deduction in the amount equal to the income includible by the recipient in the year in which the recipient recognizes taxable income with respect to the SAR, provided that it withholds taxes from the associate on the amount recognized upon exercise of the SARs.

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Performance Shares
------------------

         Under the Long-Term Plan, the Committee may grant performance share units to a key employee or consultant. Typically, each performance share unit will be deemed to be the equivalent of one share of common stock.

         A recipient of a Performance Share Award will not realize taxable income at the time of grant, and NWIV will not be entitled to a deduction by reason of such grant. Instead, a recipient of Performance Shares will recognize ordinary income equal to the fair market value of the Shares at the time the performance goals related to the Performance Shares are attained and paid to the recipient. NWIV is entitled to a tax deduction equal to the amount of income recognized by the recipient in the year in which the performance goals are achieved, provided that NWIV withholds applicable taxes.

Restricted Stock Awards
-----------------------

         Under the Restricted Stock feature of the Long-Term Plan, a key employee or consultant may be granted a specified number of shares of common stock. However, vested rights to such stock are subject to certain restrictions or are conditioned on the attainment of certain performance goals. If the employee violates any of the restrictions during the period specified by the Committee or the performance standards fail to be satisfied, the stock is forfeited.

         A recipient of a Restricted Stock Award will recognize ordinary income equal to the fair market value of the common stock ("Restricted Stock") at the time the restrictions lapse. NWIV is entitled to a tax deduction equal to the amount of income recognized by the recipient in the year in which the restrictions lapse, provided that NWIV withholds applicable taxes.

         Instead of postponing the income tax consequences of a Restricted Stock Award, the recipient may elect to include the fair market value of the common stock in income in the year the award is granted. This election is made under
Section 83(b) of the Code. This Section 83(b) election is made by filing a written notice with the Internal Revenue Service office with which the recipient files his or her Federal income tax return. The notice must be filed within 30 days of the date of grant and must meet certain technical requirements.

         The tax treatment of the subsequent disposition of Restricted Stock will depend upon whether the recipient has made a Section 83(b) election to include the value of the common stock in income when awarded. If the recipient makes a Section 83(b) election, any disposition thereafter will result in a capital gain or loss equal to the difference between the selling price of the common stock and the fair market value of the common stock on the date of grant. Such capital gain or loss will be a long-term or short-term capital gain or loss depending upon the period the Restricted common stock is held. If no Section 83(b) election is made, any disposition thereafter will result in a capital gain or loss equal to the difference between the selling price of the common stock and the fair market value of the common stock on the date the restrictions lapsed. Again, such capital gain or loss will be a long-term or short-term capital gain or loss depending upon the period the Restricted Stock is held.

         During the period in which a recipient holds Restricted Stock, if dividends are declared prior to the lapse of the restrictions, the dividends will be treated for tax purposes by the recipient and NWIV in the following

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

manner: if the recipient makes a Section 83(b) election to recognize income at the time of the Restricted Stock Award, the dividends will be taxed as dividend income to the recipient when the restrictions lapse. Under such circumstances, NWIV will not be entitled to a tax deduction, nor will it be required to withhold for applicable taxes. If no such election is made by the recipient, the dividends will be taxed as compensation to the recipient at the time the restrictions lapse and will be deductible by NWIV and subject to income tax withholding at that time.

Dividend Equivalents
--------------------

         The Long-Term Plan also allows for the granting of dividend equivalent rights in conjunction with the grant of options or SARs. These rights entitle the employee or consultant to receive an additional amount of stock upon exercising the underlying option or SAR.

         A recipient of a Dividend Equivalent Award will not realize taxable income at the time of grant, and NWIV will not be entitled to a deduction by reason of such grant. Instead, when the option upon which the Dividend Equivalent Award is paid is exercised, the recipient must include in ordinary income the fair market value of the common stock issued in payment of the Dividend Equivalent Award at the time the award is paid.

         NWIV will be entitled to a tax deduction in an amount, and at the time, that the participant recognizes ordinary income due to the payment of the Dividend Equivalent Award. However, to receive that tax deduction, NWIV must deduct and withhold taxes from amounts paid to the optionee.

         The amount included as ordinary income in the optionee's income becomes the optionee's tax basis for determining gains or losses on the subsequent sale of the common stock.

Recent Tax Changes
------------------

         Section 162(m) of the Code, adopted as part of the Revenue Reconciliation Act of 1993, generally limits to $1 million the deduction that can be claimed by any publicly-held corporation for compensation paid to any "covered employee" in any taxable year beginning after December 31, 1993. The term "covered employee" for this purpose is defined generally as the chief executive officer and the four other highest paid employees of the corporation.

         Performance-based compensation is outside the scope of the $1 million limitation, and, hence, generally can be deducted by a publicly-held corporation without regard to amount; provided that, among other requirements, such compensation is approved by shareholders. Among the items of performance-based compensation that can be deducted without regard to amount (assuming shareholder approval and other applicable requirements are satisfied) is compensation associated with the exercise price of a stock option so long as the option has an exercise price equal to or greater than the fair market value of the underlying stock at the time of the option grant. All options granted under the Long-Term Plan will have an exercise price at least equal to the fair market value of the underlying stock on the date of grant.

Registration of Shares
----------------------

         Management anticipates that NWIV will register the shares available under the Long-Term Plan with the Securities and Exchange Commission pursuant to the provisions of Form S-8. It is anticipated that the filing will be made in the early part of 2002.

                              DIRECTOR OPTION PLAN

         The Director Option Plan was adopted on June 1, 2001and became effective upon such date. The Director Option Plan provides for the grant of nonstatutory stock options to non-employee directors of NWIV ("Outside Directors") pursuant to an automatic, non-discretionary grant mechanism. A total of 1,000,000 shares of Common Stock have been reserved for issuance under the Director Option Plan. As of June 1, 2001 no options have been granted under the Director Option Plan.

Administration

         The Director Option Plan is designed to work automatically and not to require any discretionary administration.

Eligibility

         Only Outside Directors are eligible to participate in the Director Option Plan. It is anticipated that up to three directors should be eligible to participate in the Director Option Plan in 2001.

Terms of Options

Exercise Price.
---------------

         The exercise price of options granted to Outside Directors must be 100% of the fair market value of the Common Stock on the date of grant.

Number of Shares and Timing of Grants.
--------------------------------------

         The Director Option Plan provides that each newly appointed or elected Outside Director, who was not a current Director on the date on which the Director Option Plan became effective, will be granted an option to purchase twenty-five thousand (25,000) shares of Common Stock on January 1 of each year after his or her appointment (if, on such date, he or she has served as a director for at least six months), so long as he or she remains an Outside Director, or such other grant as approved by the Board of Directors

Consideration.
--------------

         The consideration for exercising options granted to Outside Directors may consist of: cash, check, previously owned shares of Company common stock or cashless exercise.

Term.
-----

         Options granted to the Outside Directors have a ten year term, or shorter upon termination of their tenure as a director.

Vesting.
--------

         Options granted to the Outside  Directors are fully vested on the three
(3) month anniversary of receipt.

Adjustment Upon Changes in Capitalization

         In the event any change is made in NWIV's capitalization, such as a stock split or stock dividend, which results in a greater or lesser number of shares of Common Stock, appropriate adjustment shall be made in the option price and in the number of shares subject to the options. In the event of the proposed dissolution or liquidation of NWIV, to the extent that an option or Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. In the event of the merger or sale of substantially all of the assets of NWIV, all outstanding options shall be assumed or substituted by the successor corporation, or if they are not assumed or substituted, they shall become fully vested unless the Board of Directors determines otherwise.

Amendment and Termination

         The Board of Directors may amend the Director Option Plan at any time or may terminate it without approval of the shareholders. However, no such action by the Board of Directors may unilaterally alter or impair any option previously granted under the Director Option Plan without the consent of the optionee. In any event, the Director Option Plan will terminate ten years after the date of its adoption by the Board of Directors.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         As of the date hereof, there were outstanding 11.5 million shares of common stock, options to purchase 600,000 shares of common stock, and warrants to purchase 600 shares of common stock. The following table sets forth certain information regarding beneficial ownership of common stock of NWIV, as of June 8, 2001, (i) by each person who is known by us to own beneficially more than five percent, (ii) by each of our directors and director nominees, (iii) by each of our executive officers and (iv) by all directors and executive officers as a group.


      Non-Management Beneficial Owners             Shares Beneficially         Percentage         Percentage After
                                                          Owned                                      Financing
----------------------------------------------    -----------------------    ---------------    ----------------------
Peruvian Investments, LLC                                1,000,000             7.87%                 6.8%
Kings Peak Capital, L.L.C.1                                516.667             4.49%                 3.83%

Directors and Executive Officers
----------------------------------------------

William C. Gibbs2                                          650,000             4.11%                 3.55%
Mitchel Edwards2                                           650,000             4.11%                 3.55%
Paul Anderson                                            3,483,000            27.43%                23.69%
Brad Crawford                                            3,483,000            27.43%                23.69%
Edward P. Mooney(3)                                        516,667             4.49%                 3.83%


(1) Includes 300,000 of 600,000 warrants to purchase shares of common stock, exercisable for 5 years at an exercise price of $0.25 per share, 300,000 of which are exercisable on the date of grant, and the remaining 300,000 which are exercisable after December 31, 2001, but before May 31, 2006. Also includes 66,667 options currently vested of 200,000 options granted to Mr. Mooney as an inducement to serve on C5T's board of directors. The options are exercisable at a price of $0.25 per share, 66,667 of which are immediately vested with the remainder vesting ratably over the next two years, and have a term of ten years.
(2) Includes 450,000 common shares owned by Crescent Advisors, L.L.C., which provided consulting and other advisory services to the Company, and of which Messrs. Gibbs and Edwards each own 50% of the outstanding equity interests, and 200,000 options to purchase common stock granted to each of Messrs Gibbs and Edwards as inducement to serve on C5T's board of directors. The options are exercisable at a price of $0.25 per share, 66,667 of which are immediately vested with the remainder vesting ratably over the next two years, and have a term of ten years.
(3) Includes 150,000 common shares and 300,000 warrants owned by Kings Peak Capital, L.L.C., of which Mr. Mooney a principal and owner, and 66,667 options currently vested of 200,000 options granted to Mr. Mooney as an inducement to serve on C5T's board of directors. The options are exercisable at a price of $0.25 per share, 66,667 of which are immediately vested with the remainder vesting ratably over the next two years, and have a term of ten years.

Related Party Transactions
--------------------------

         C5T has engaged in certain transactions with its officers, directors, shareholders and affiliates. We believe that each of the transactions described below was entered into on terms no less favorable to us than could have been obtained from unaffiliated third parties. All transactions between C5T and its officers, directors, principal shareholders and affiliates were reviewed and passed upon by the Board of Directors.

         On May 21, 2001, we entered into an advisory agreement with Kings Peak Capital, L.L.C. for 24 months with an automatic 12 month renewal. Kings Peak is one of our shareholders. Pursuant to the advisory agreement, Kings Peak provides certain advisory and business development services in exchange for a monthly advisory fee. In addition, Kings Peak will be paid a success fee upon the completion of the financing and in connection with certain merger and acquisition and business development activities on behalf of C5T. Prior to accepting a position with C5T, William C. Gibbs, Chairman and CEO of C5T, was a principal and owner of Kings Peak. Mr. Gibbs has disclaimed any ownership of shares owned by Kings Peak and the Warrant issued to Kings Peak and will not receive any portion of the advisory fees paid under the Advisory Agreement. Edward Mooney, a Director of the Company, is a member and manager of Kings Peak.

                             EXECUTIVE COMPENSATION


         Pursuant to the Change of Control as reported in NWIV's Form 8-K dated May 31, 2001, all previous officers and directors of NWIV have resigned. NWIV has entered into employment contracts with its Chairman and CEO, William C. Gibbs and its President, Mitchell Edwards.


William C. Gibbs Employment Agreement
-------------------------------------

         As of June 1, 2001, C5T and Mr. Gibbs entered into an employment agreement, a copy of which is attached as Annex D, providing for Mr. Gibbs to be Chairman and Chief Executive Officer. The agreement provides Mr. Gibbs with an initial base salary of $250,000 per year, with bonuses as determined by the board. The agreement expires December 31, 2003 and has customary change of control protections.

Mitchell Edwards Employment Agreement
-------------------------------------

         As of June 1, 2001, C5T and Mr. Edwards entered into an employment agreement, a copy of which is attached as Annex E, providing for Mr. Edwards to be President and Chief Financial Officer. The agreement provides Mr. Edwards with an initial base salary of $250,000 per year, with bonuses as determined by the board. The agreement expires December 31, 2003 and has customary change of control protections.

Stock Options, SARs, Long-Term Incentive Plans
----------------------------------------------

         Except as otherwise provided herein, there have been no stock options, SARs or other Long Term Incentive Plan Awards granted by NWIV to executive officers during the past year. With the approval of the Long-Term Plan described above, NWIV anticipates that it will grant stock options to its executive officers in the near future, however, the allocation of benefits from the Long-Term Plan and the pricing and terms of the stock options to be granted thereunder have not yet been determined.

Committees
----------

         C5T will form a compensation committee of the Board of Directors and also has an audit and nominating committee consisting of members of the Board of Directors.

Compensation Committee
----------------------

         The  Compensation   Committee   establishes  the  general  compensation
policies of NWIV, establishes the compensation plans and specific compensation levels for executive officers and will administer the Long-Term Plan.

         The Committee is composed of two members of the Board of Directors of NWIV, at least one of whom is an independent, non-employee director.

         The Committee believes that the Chief Executive Officer's compensation should be influenced by Company performance and its financial condition. The Committee considers "performance" to include achievement of market penetration targets and marketing milestones, raising additional capital and effective management of personnel and capital resources, among other criteria.

         In establishing salaries for other executive officers, the Committee considers relative company performance, the individual's past performance and future potential, and compensation for persons holding similarly responsible positions at other companies in the software distribution and development industries. The relative importance of these factors varies depending upon the individual's responsibilities; all factors are considered in establishing the salaries.

                              AVAILABLE INFORMATION

         NWIV is subject to the informational requirements of the Exchange Act and in accordance therewith files reports and other information with the Securities and Exchange Commission (the "Commission") under file #88-0367792. Reports and other information filed by NWIV can be inspected and copied at public reference facilities maintained by the Commission.

                       DATE OF THIS INFORMATION STATEMENT

         The date of this Information Statement is set forth immediately below. Under no circumstances shall the information contained herein be considered correct or unchanged as of any date subsequent to the date hereof.

Dated:  June 12, 2001


                                Very truly yours,

                                NWIV INVESTMENT COMPANY, INC.

                                /s/ William C. Gibbs
                                --------------------
                                    William C. Gibbs,
                                    Chief Executive Officer & Chairman

                                /s/ Mitchell Edwards
                                    Mitchell Edwards,
                                    President & Chief Financial Officer

                                     ANNEXES

ANNEX A  AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

ANNEX B  CATEGORY 5 TECHNOLOGIES, INC.  LONG TERM INCENTIVE PLAN

ANNEX C  CATEGORY 5 TECHNOLOGIES, INC. 2001 DIRECTOR OPTION PLAN

ANNEX D  WILLIAM C. GIBBS EMPLOYMENT AGREEMENT

ANNEX E  MITCHELL L. EDWARDS EMPLOYMENT AGREEMENT

                                     ANNEX A

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                      NETWORK INVESTOR COMMUNICATIONS, INC.


                                   ARTICLE ONE

The name of the corporation shall be Category 5 Technologies, Inc.

                                   ARTICLE TWO

The address of the corporation's registered office in the State of Nevada is CT Corporation, Nevada Resident Agents, 711 Carson Street, #4, Carson City, Nevada 89701.

                                  ARTICLE THREE

The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Nevada.

                                  ARTICLE FOUR

         The corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of all classes of stock which this corporation is authorized to issue is one hundred fifty million (150,000,000) shares. The number of shares of Common Stock authorized is one hundred million (125,000,000) shares. The number of shares of Preferred Stock authorized is fifty million (25,000,000) shares. All shares of Common Stock and Preferred Stock shall have a par value of $0.001 per share.

         A.       Common Stock.
                  ------------

                  1. Voting Rights. Except as otherwise expressly provided by law or in this Article, each outstanding share of Common Stock shall be entitled to one (1) vote on each matter to be voted on by the stockholders of the corporation.

                  2. Liquidation Rights. Subject to any prior or superior rights of liquidation as may be conferred upon any shares of Preferred Stock, and after payment or provision for payment of the debts and other liabilities of the corporation, upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, the holders of Common Stock then outstanding shall be entitled to receive all of the assets and funds of the corporation remaining and available for distribution. Such assets and funds shall be divided among and paid to the holders of Common Stock, on a pro-rata basis, according to the number of shares of Common Stock held by them.

                  3. Dividends. Dividends may be paid on the outstanding shares of Common Stock as and when declared by the Board of Directors, out of funds legally available therefore, provided, however, that no dividends shall be made with respect to the Common Stock until any preferential dividends required to be paid or set apart for any shares of Preferred Stock have been paid or set apart.

                  4. Residual Rights. All rights accruing to the outstanding shares of the corporation not expressly provided for to the contrary herein or in the corporation's bylaws or in any amendment hereto or thereto shall be vested in the Common Stock.

         B. Preferred Stock. The Board of Directors is expressly authorized to provide for the issuance of all or any shares of Preferred Stock in one or more series, and to fix for each such series such voting powers, full or limited, or no voting powers, and such distinctive designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolutions adopted by the Board of Directors providing for the issuance of such series and as may be permitted by filing a certificate pursuant to the applicable provisions of Nevada Law, including, without limitation, the authority to provide that any such series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; or
(iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the corporation, all as may be stated in such resolution or resolutions.

                                  ARTICLE FIVE

The Board of Directors of the corporation shall have the power to adopt, amend, and repeal any or all of the Bylaws of the corporation.

                                   ARTICLE SIX

Election of members to the Board of Directors need not be by written ballot unless the Bylaws of the corporation shall so provide.

Meetings of the stockholders of the corporation may be held within or without the State of Nevada, as the Bylaws may provide. The books of the corporation may be kept outside the State of Nevada at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the corporation.

                                  ARTICLE SEVEN

To the fullest extent permitted by Nevada Law, a director or former director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director of the corporation; provided, that the foregoing provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (iii) for any transaction from which the director derived an improper personal benefit.

If Nevada Law is amended to authorize corporate action further eliminating or limiting the liability of directors, the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Nevada Law, as amended.

Any repeal or modification of this Article Seven shall not adversely affect any right or protection of a director of the corporation existing hereunder with respect to any act or omission occurring prior to or at the time of such repeal or modification.

The provisions of this Article Seven shall not be deemed to limit or preclude indemnification of a director by the corporation for any liability of a director which has not been eliminated by the provisions of this Article Seven.

                                   ARTICLE TEN

The corporation reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by Nevada Law.



                                 Category 5 Technologies, Inc.



                                 By:_________________________________________
                                 Its:________________________________________

                                     ANNEX B

                          CATEGORY 5 TECHNOLOGIES, INC.
                            LONG TERM INCENTIVE PLAN

13

                            LONG-TERM INCENTIVE PLAN
                                       OF
                          CATEGORY 5 TECHNOLOGIES, INC.


         1.       PURPOSE.

                  (a) General. The purpose of the Category 5 Technologies, Inc. Long-Term Incentive Plan (the "Plan") is to promote the success, and enhance the value, of Category 5 Technologies, Inc. (the "Company") by linking the personal interests of its key employees to those of Company shareholders and by providing its key employees with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected officers, key employees, outside consultants, and directors.

         2.       EFFECTIVE DATE.

                  (a) Effective Date. The Plan is effective as of __________, 2001 (the "Effective Date"). Within one year after the Effective Date, the Plan shall be submitted to the shareholders of the Company for their approval. The Plan will be deemed to be approved by the shareholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present, or represented, and entitled to vote at a meeting duly held (or by the written consent of the holders of a majority of the shares of stock of the Company entitled to vote) in accordance with the applicable provisions of Utah law and the Company's Bylaws and Articles of Incorporation. Any Awards granted under the Plan prior to shareholder approval are effective when made (unless the Committee specifies otherwise at the time of grant), but no Award may be exercised or settled and no restrictions relating to any Award may lapse before shareholder approval. If the shareholders fail to approve the Plan, any Award previously made shall be automatically canceled without any further act.

         3.       DEFINITIONS AND CONSTRUCTION.

                  (a) Definitions. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this paragraph or in paragraphs 1(a) or 2(a) unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

                  (b) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share Award, Dividend Equivalent Award, or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan;

                  (c) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

                  (d)  "Board" means the Board of Directors of the Company;

                  (e) "Change of Control" means and includes each of the following:

                           (i) A change of  control  of the  Company of a nature
                  that would be required to be reported in response to Item 6(e) of Schedule 14A of the 1934 Act regardless of whether the Company is subject to such reporting requirement;

                           (ii) A change of  control  of the  Company  through a
                  transaction or series of transactions, such that any person (as that term is used in Section 13 and 14(d)(2) of the 1934
                  Act), excluding affiliates of the Company as of the Effective Date, is or becomes the beneficial owner (as that term is used in Section 13(d) of the 1934 Act) directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

                           (iii) Any consolidation or liquidation of the Company
                  in which the Company is not the continuing or surviving corporation or pursuant to which Shares would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Shares immediately before the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger;

                           (iv) The shareholders of the Company approve any plan
                  or proposal for the liquidation or dissolution of the Company; or

                           (v) Substantially all of the assets of the Company are sold or otherwise transferred to parties that are not within a "controlled group of corporations" (as defined in Section 1563 of the Code) in which the Company is a member.

         The foregoing events shall not be deemed to be a Change in Control if the transaction or transactions causing such change shall have been approved by the affirmative vote of at least a majority of the members of the Board in office as of the Effective Date ("Incumbents"), those serving on the Board pursuant to nomination or appointment thereto by a majority of Incumbents ("Successors"), and those serving on the Board pursuant to nomination or appointment thereto by a majority of a Board composed of Incumbents and/or Successors.

                  (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time;

                  (g) "Committee" means the committee of the Board described in paragraph 4;

                  (h) "Disability" shall mean any illness or other physical or mental condition of a Participant which renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which in the judgment of the Committee is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition;

                  (h) "Dividend   Equivalent"    means  a  right  granted  to  a
         Participant under paragraph 11;

                  (i) "Fair Market Value" means with respect to Stock or any other property, the fair market value of such Stock or other property determined by such methods or procedures as may be established from time to time by the Committee;

                  (j) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto;

                  (k) "Non-Qualified Stock Option"   means an Option that is not
         intended to be an Incentive Stock Option;

                  (l) "Option" means a right granted to a Participant under paragraph 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option;

                  (m) "Other  Stock-Based  Award"   means a right,  granted to a
         Participant under paragraph 12, that relates to or is valued by reference to Stock or other Awards relating to Stock;

                  (n) "Participant"   means a person  who,  as an  officer,  key
         employee, outside consultant or director of the Company or any Subsidiary, has been granted an Award under the Plan;

                  (o) "Performance Share" means a right granted to a Participant under paragraph 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee;

                  (p) "Plan" means Category 5 Technologies, Inc. Long-Term Incentive Plan, as amended from time to time;

                  (q) "Restricted   Stock  Award"   means  Stock  granted  to  a
         Participant under paragraph 10 that is subject to certain restrictions and to risk of forfeiture;

                  (r) "Retirement" means a Participant's termination of employment with the Company after attaining any normal or early retirement age specified in any pension, profit sharing or other retirement program sponsored by the Company;

                  (s) "Stock"   means the common  stock of the  Company and such
         other securities of the Company that may be substituted for Stock pursuant to paragraph 13;

                  (t) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under paragraph 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to paragraph 8;

                  (u) "Subsidiary" means any corporation of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company;

         4.       ADMINISTRATION.

                  (a) Committee. The Plan shall be administered by a Committee that is appointed by, and shall serve at the discretion of, the Board;

                  (b) Action by the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present and acts approved in writing by a majority of the Committee in lieu of a meeting shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan;

                  (c) Authority of  Committee.   The Committee has the exclusive
         power, authority and discretion to:

                           (i)     Designate Participants;

                           (ii) Determine the type or types of Awards to be granted to each Participant;

                           (iii) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

                           (iv) Determine the terms and conditions of any Award granted under the Plan including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

                           (v) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

                           (vi) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

                           (vii)   Decide  all  other   matters   that  must  be
                  determined in connection with an Award;

                           (viii)  Establish,  adopt or  revise  any  rules  and
                  regulations   as  it  may  deem   necessary  or  advisable  to
                  administer the Plan; and

                           (ix) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan.

                  (d) Decisions Binding. The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

         5.       SHARES SUBJECT TO THE PLAN.

                  (a) Number of Shares. Subject to adjustment provided in paragraph 14(a) the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Share Award) shall be 1,500,000.

                  (b) Lapsed Awards. To the extent that an Award terminates, expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan, in each case to the full extent available pursuant to the rules and interpretations of the Securities and Exchange Commission under Section 16 of the 1934 Act, as amended;

                  (c) Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market;


         6.       ELIGIBILITY.

                  (a) General. Awards may be granted only to individuals who are officers, key employees, outside consultants or directors of the Company or a Subsidiary, as determined by the Committee.

         7.       STOCK OPTIONS.

                  (a) General. The Committee is authorized to grant Options to Participants on the following terms and conditions:

                           (i) Exercise Price. The exercise price per share of Stock under an Option shall be determined by the Committee, provided that the exercise price for any Option shall not be less than the Fair Market Value as of the date of grant;

                           (ii) Time and  Conditions of Exercise.  The Committee
                  shall determine the time or times at which an Option may be exercised in whole or in part, provided that no Option may be exercisable prior to six months following the date of the grant of such Option. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised;

                           (iii) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Without limiting the power and discretion conferred on the Committee pursuant to the preceding sentence, the Committee may, in the exercise of its discretion, but need not, allow a Participant to pay the Option price by directing the Company to withhold from the shares of Stock that would otherwise be issued upon exercise of the Option that number of shares having a Fair Market Value on the exercise date equal to the Option price, all as determined pursuant to rules and procedures established by the Committee;

                           (iv) Evidence of Grant. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such provisions as may be specified by the Committee;

                  (b) Incentive Stock Options.  The terms of any Incentive Stock
         Options   granted  under  the  Plan  must  comply  with  the  following additional rules:

                           (i) Exercise Price. The exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option may not be less than the Fair Market Value as of the date of the grant;

                           (ii) Exercise. In no event, may any Incentive Stock Option be exercisable for more than ten years from the date of its grant;

                           (iii) Lapse of Option. An Incentive Stock Option shall lapse under the following circumstances:

                                    (1) The  Incentive  Stock Option shall lapse
                           ten years after it is granted, unless an earlier time is set in the Award Agreement;

                                    (2) The  Incentive  Stock Option shall lapse
                           three months after the Participant's termination of employment, if the termination of employment was attributable to (a) Disability, (b) Retirement, or
                           (c) for any other reason, provided that the Committee has approved, in writing, the continuation of any Incentive Stock Option outstanding on the date of the Participant's termination of employment;

                                    (3) If  the   Participant   separates   from
                           employment other than as provided in paragraph (2), the Incentive Stock Option shall lapse at the time of the Participant's termination of employment;

                                    (4) If  the  Participant  dies   before  the
                           Option lapses pursuant to paragraph (1), (2) or (3), above, the Incentive Stock Option shall lapse, unless it is previously exercised, on the earlier of (a) the date on which the Option would have lapsed had the Participant lived and had his employment status (i.e., whether the Participant was employed by the

                           Company on the date of his death or had previously terminated employment) remained unchanged; or (b) 15 months after the date of the Participant's death. Upon the Participant's death, any exercisable Incentive Stock Options may be exercised by the
                           Participant's      legal       representative      or
                           representatives, by the person or persons entitled to do so under the Participant's last will and testament, or, if the Participant shall fail to make testamentary disposition of such Incentive Stock Option or shall die intestate, by the person or persons entitled to receive said Incentive Stock Option under the applicable laws of descent and distribution.

                  (c) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of
         Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00;

                  (d) Ten Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant;

                  (e) Expiration of Incentive Stock Options. No Award of an Incentive Stock Option may be made pursuant to this Plan after March 31, 2005.

                  (f) Right to Exercise. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

         8.       STOCK APPRECIATION RIGHTS.

                  (a) Grant of SARs. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

                           (i) Right to  Payment.  Upon the  exercise of a Stock
                  Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

                                    (1) The Fair  Market  Value of one  share of
                           Stock on the date of exercise; over

                                    (2) The   grant   price    of   the    Stock
                           Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one share of Stock on the date of grant in the case of any SAR related to any Incentive Stock Option.

                  (b) Other Terms. All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

         9.       PERFORMANCE SHARES

                  (a) Grant of Performance Shares. The Committee is authorized to grant Performance Shares to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Shares granted to each Participant. All Awards of Performance Shares shall be evidenced by an Award Agreement;

                  (b) Right to Payment. A grant of Performance Shares gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Shares are granted, in whole or in part, as the Committee shall establish at grant or thereafter. The Committee shall set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the Participant, provided that the time period during which the performance goals must be met shall, in all cases, exceed six months;

                  (c) Other Terms. Performance Shares may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

         10.      RESTRICTED STOCK AWARDS.

                  (a) Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement;

                  (b) Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter;

                  (c) Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company, provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock;

                  (d) Certificates for Restricted Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted

         Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate until such time as all applicable restrictions lapse.

         11.      DIVIDEND EQUIVALENTS

                  (a) Grant of Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Stock subject to an Option Award or SAR Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Stock, or otherwise reinvested.

         12.      OTHER STOCK-BASED AWARDS.

                  (a) Grant of Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, and Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

         13.      PROVISIONS APPLICABLE TO AWARDS.

                  (a) Stand-Alone, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards;

                  (b) Exchange Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award (subject to paragraph 13(a)), based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made;

                  (c) Term of Award. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant;

                  (d) Form of Payment for Awards. Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Company or a Subsidiary on the grant or exercise of an Award may be made in such forms as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee;

                  (e) Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided below, no Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a court order that would otherwise satisfy the requirements to be a domestic relations order as defined in Section 414(p)(1)(B) of the Code, if the order satisfies Section 414(p)(1)(A) of the Code notwithstanding that such an order relates to the transfer of a stock option rather than an interest in an employee benefit pension plan. In the Award Agreement for any Award other than an Award that includes an Incentive Stock Option, the Committee may allow a Participant to assign or otherwise transfer all or a portion of the rights represented by the Award to specified individuals or classes of individuals, or to a trust benefitting such individuals or classes of individuals, subject to such restrictions, limitations, or conditions as the Committee deems to be appropriate;

                  (f) Beneficiaries. Notwithstanding paragraph 13(e), a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married, a designation of a person other than the Participant's spouse as his beneficiary with respect to more than 50 percent of the Participant's interest in the Award shall not be effective without the written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto under the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee;

                  (g) Stock Certificates. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on with the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock;

                  (h) Tender Offers. In the event of a public tender for all or any portion of the Stock, or in the event that a proposal to merge, consolidate, or otherwise combine with another company is submitted for shareholder approval, the Committee may in its sole discretion declare previously granted Options to be immediately exercisable. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in paragraph 7(c), the excess Options shall be deemed to be Non-Qualified Stock Options;

                  (i) Acceleration Upon a Change of Control. If a Change of Control occurs, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse.

         14.      CHANGES IN CAPITAL STRUCTURE.

                  (a) General. In the event a stock dividend is declared upon the Stock, the shares of Stock then subject to each Award (and the number of shares subject thereto) shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or exchanged for a different number or class of shares of Stock or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, there shall be substituted for each such share of Stock then subject to each Award (and for each share of Stock then subject thereto) the number and class of shares of Stock into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award;

                  (b) Merger. Subject to the Change of Control provision in paragraph 13(i), a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving or resulting corporation, shall, in the sole discretion of the Committee:

                           (i) Cause every Award outstanding hereunder to terminate, except that the surviving or resulting corporation, in its absolute and uncontrolled discretion, may tender an option or options to purchase its shares or exercise such rights on terms and conditions, as to the number of shares and rights and otherwise, which shall substantially preserve the rights and benefits of any Award then outstanding thereunder; or

                           (ii) Give  each  Participant  the  right to  exercise
                  Awards prior to the occurrence of the event otherwise terminating the Awards over such period as the Committee, in its sole and absolute discretion, shall determine. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in paragraph 7(c), the excess Options shall be deemed to be Non-Qualified Stock Options.

         15.      AMENDMENT, MODIFICATION AND TERMINATION.

                  (a) Amendment, Modification and Termination. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan. However, without approval of the shareholders of the Company or other conditions (as may be required by the Code, by the insider trading rules of Section 16 of the 1934 Act, by any national securities exchange or system on which the Stock is listed or reported, or by a regulatory body having jurisdiction), no such termination, amendment, or modification may:

                           (i) Materially increase the total number of shares of
                  Stock that may be issued under the Plan, except as provided in paragraph 14(a);

                           (ii) Materially modify the eligibility requirements for participation in the Plan; or

                           (iii) Materially increase the benefits accruing to Participants under the Plan.

                  (b) Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant.

         16.      GENERAL PROVISIONS.

                  (a) No Rights to Awards. No Participant or employee shall have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants and employees uniformly;

                  (b) No Stockholders Rights. No Award gives the Participant any of the rights of a shareholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award;

                  (c) Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan. With respect to withholding required upon any taxable event under the Plan, Participants may elect, subject to the Committee's approval, to satisfy the withholding requirement, in whole or in part, by having the Company or any Subsidiary withhold shares of Stock having a Fair Market Value on the date of withholding equal to the amount to be withheld for tax purposes in accordance with such procedures as the Committee establishes. The Committee may, at the time any Award is granted, require that any and all applicable tax withholding requirements be satisfied by the withholding of shares of Stock as set forth above;

                  (d) No Right to Employment. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary;

                  (e) Unfunded Status of Awards. The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary;

                  (f) Indemnification. To the extent allowable under applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless;

                  (g) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary;

                  (h) Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries;

                  (i) Titles and Headings. The titles and headings of the paragraphs in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control;

                  (j) Fractional Shares. No fractional shares of stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up;

                  (k) Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the Securities Act of 1933, as amended (the "1933 Act"), any of the shares of Stock paid under the Plan. If the shares paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption;

                  (l) Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Utah.

                                     ANNEX C




                            Category 5 Technologies, Inc.





                            2001 Director Option Plan

                                TABLE OF CONTENTS

                                                                               Page

PURPOSES OF THE PLAN............................................................  1

DEFINITIONS.....................................................................  1

STOCK SUBJECT TO THE PLAN.......................................................  2

ADMINISTRATION OF AND GRANTS OF OPTIONS UNDER THE PLAN..........................  2
         Procedure for Grants...................................................  2

ELIGIBILITY.....................................................................  4

TERM OF PLAN....................................................................  4

FORM OF CONSIDERATION...........................................................  4

EXERCISE OF OPTION..............................................................  5
         Procedure for Exercise: Rights as a Shareholder........................  5
         Rule 16b-3.............................................................  5
         Termination of Continuous Status as a Director.........................  5
         Disability of Optionee.................................................  6
         Death of Optionee......................................................  6

NON-TRANSFERABILITY OF OPTIONS..................................................  6

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE...  6
         Changes in Capitalization..............................................  6
         Dissolution or Liquidation.............................................  7
         Merger or Asset Sale...................................................  7

AMENDMENT AND TERMINATION OF THE PLAN...........................................  7
         Amendment and Termination..............................................  7
         Effect of Amendment or Termination.....................................  7

TIME OF GRANTING OPTIONS........................................................  7

CONDITIONS UPON ISSUANCE OF SHARES..............................................  7

RESERVATION OF SHARES...........................................................  8

OPTION AGREEMENT................................................................  8

SHAREHOLDER APPROVAL............................................................  8

GOVERNING LAW...................................................................  8

                          Category 5 Technologies, Inc.

                            2001 DIRECTOR OPTION PLAN


         1. PURPOSES OF THE PLAN. The purposes of this 2001 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of Category 5 Technologies, Inc. (the "Company"), to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

         All options granted hereunder shall be "non-statutory stock options."

         2. DEFINITIONS. As used herein, the following definitions shall apply:

                  (a) "Board" means the Board of Directors of the Company;

                  (b) "Code"   means  the  Internal  Revenue  Code of  1986,  as
         amended;

                  (c) "Common Stock" means the Common Stock of the Company;

                  (d) "Company" means Category 5 Technologies, Inc.;

                  (e) "Continuous Status as a Director" means the absence of any interruption or termination of service as a Director;

                  (f) "Director" means a member of the Board;

                  (g) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company;

                  (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended;

                  (i) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any  established
                  stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of grant, as reported in The Wall Street Journal or such other source as the Board deems reliable;

                           (ii) If the  Common  Stock is  quoted  on the  Nasdaq
                  System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                           (iii) In the absence of an established market for the
                  Common   Stock,   the  Fair  Market  Value  thereof  shall  be
                  determined in good faith by the Board.

                  (j) "Option" means a stock option granted pursuant to the Plan;

                  (k) "Optioned Stock" means the Common Stock subject to an Option

                  (l) "Optionee" means an Outside Director who receives an Option;

                  (m) "Outside Director" means a Director who is not an Employee;

                  (n) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code;

                  (o)  "Plan" means this 2001 Director Option Plan;

                  (p) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan;

                  (q) "Subsidiary" means a "subsidiary corporation",whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986;

         3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is one million ([1,000,000]) Shares (the "Pool") of Common Stock. The Shares may be authorized but unissued, or reacquired Common Stock.

         If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

         4.       ADMINISTRATION OF AND GRANTS OF OPTIONS UNDER THE PLAN.

                  (a) Procedure  for Grants.  The  provisions  set forth in this
         Section 4(a) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options to Outside Directors under this Plan shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

                           (i) No person  shall  have any  discretion  to select
                  which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors;

                           (ii) Each new Outside  Director  elected or appointed
                  after __________, 2001, and who was not an existing Director on the effective date of the Plan, shall be automatically granted an Option to purchase five thousand (5,000) Shares on January 1 of each year, (if on such date, he shall have served on the Board for at least six (6) months). (The Options described in this subparagraph (ii) shall be referred to as the "Option")

                           (iii)Notwithstanding  the   above   provisions,   any
                  exercise of an Option made before the Company has obtained shareholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 16 hereof;

                           (iv) The terms of an Option granted  hereunder  shall
                  be as follows:

                                    (1)     the term of the Option  shall be ten
                                            (10) years;

                                    (2)     the Option shall be exercisable only
                                            while the Outside Director remains a
                                            Director of the  Company,  except as
                                            set forth in Section 8 hereof;

                                    (3)     the  exercise  price per Share shall
                                            be 100% of the fair market value per
                                            Share  on the  date of  grant of the
                                            Option;

                                    (4)     the    Option    shall    be   fully
                                            exercisable  upon the six (6)  month
                                            anniversary of receipt.

                           (v) In the event  that any Option  granted  under the
                  Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

         5. ELIGIBILITY. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4 hereof. An Outside Director who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

         The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

         6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

         7. FORM OF CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or (iv) delivery of a property executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

         8. EXERCISE OF OPTION.

                  (a) Procedure for Exercise: Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with
         Section 16 hereof has been obtained;

                  An Option may not be exercised for a fraction of a Share;

                  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan;

                  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Rule 16b-3. Options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions;

                  (c) Termination of Continuous Status as a Director. In the event an Optionee's Continuous Status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within three (3) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate;

                  (d) Disability of Optionee.In the event Optionee's Continuous Status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate;

                  (e) Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

         9. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         10.      ADJUSTMENTS  UPON  CHANGES  IN  CAPITALIZATION,   DISSOLUTION,
                  MERGER OR ASSET SALE.

                  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option;

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action;

                  (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, each outstanding Option shall become fully vested and exercisable, including as to Shares as to which it would not otherwise be exercisable, unless the Board, in its discretion, determines otherwise. If an Option becomes fully vested and exercisable in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).

         11       AMENDMENT AND TERMINATION OF THE PLAN.

                  (a) Amendment and Termination. Except as set forth in Section 4, the Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required;

                  (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

         12 TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

         13 CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         14 RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         15 OPTION AGREEMENT. Options shall be evidenced by written option agreements in the form of the Option Agreement attached as Exhibit A.

         16 SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company at or prior to the first annual or special meeting of shareholders held subsequent to the granting of an Option hereunder or by the written consent of the holders of a majority of the shares of stock of the Company entitled to vote thereon. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

         17 GOVERNING LAW. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of North Carolina.

                            CATEGORY 5 TECHNOLOGIES, INC.
                      DIRECTOR OPTION PLAN OPTION AGREEMENT


         This Option Agreement ("Agreement") is made and entered into by and between Category 5 Technologies, Inc., a Nevada corporation (the "Company") and _________ ("Director"), as of the ____ day of ________, 2001 (the "Grant Date").


                              W I T N E S S E T H:
                               -------------------

         WHEREAS, the Board of Directors of the Company (the "Board") has adopted the Category 5 Technologies, Inc. 2001 Director Option Plan (the "Plan"), a copy of which is attached as Exhibit A, to encourage ownership in the Company by outside directors, to strengthen the ability of the Company to attract and retain the services of experienced and knowledgeable individuals as outside directors and to provide those individuals with an incentive to continue to work for the best interests of the Company and its shareholders;

         NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth and for other good and valuable consideration, the Company and Director agree as follows:

         1 Definitions. To the extent not specifically provided herein, all capitalized terms used in this Agreement will have the same meanings ascribed to them in the Plan.

         2 Option Award.

                  (a) Grant of Award. The Company hereby awards to Director, as of _______, 2001, an option to purchase Five Thousand (5,000) shares of the Company's common stock, par value $.001 per share (the "Option") at an exercise price of $7.375 per share (the "Exercise Price").

                  (b) Restriction on Exercise. In accordance with Section 4 of the Plan, Director may not exercise this Option until the six (6) month anniversary of receipt.

                  (c) Method of Exercise. This Option shall be exercisable by written notice (in the form attached as Exhibit B) which shall state the election to exercise the Option and the number of shares in respect of which the Option is being exercised. Such written notice shall be signed by the Director and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

                  No shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the shares may then be listed. Assuming such compliance, for income tax purposes the shares shall be considered transferred to the Director on the date on which the Option is exercised with respect to such shares.

         3 Incorporation of Plan. Director understands and agrees that the Plan is hereby incorporated into this Agreement as if set forth fully herein and this Agreement is, at all times, subject to the terms and conditions of the Plan.

         4 Governing Law. This Agreement shall be interpreted and administered under the laws of the State of North Carolina.

         5 Amendments. This Agreement may be amended only by a written agreement executed by the Company and Director, provided that, the Company may amend this Agreement without the consent of Director to the extent that such amendment is required by applicable federal or state securities laws.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Director has hereunto set his hand as of the date set forth above.

                                    CATEGORY 5 TECHNOLOGIES, INC.


                                    By:      ___________________________________
                                    Its:     ___________________________________


                                    ------------------------------------------
                                    Director

                                    EXHIBIT A

                                    EXHIBIT B

                              DIRECTOR OPTION PLAN

                                 EXERCISE NOTICE

Category 5 Technologies, Inc.
4501 South Wasatch Boulevard, Suite 370
Salt Lake City, Utah  84124
Attention: Chief Financial Officer

         1. EXERCISE OF OPTION. Effective as of today, _________, 20__, the undersigned ("Optionee") hereby elects to exercise Optionee's option (the "Option") to purchase ____ shares of the Common Stock (the "Shares") of Category 5 Technologies, Inc. (the "Company") under and pursuant to the Category 5 Technologies, Inc. 2001 Director Option Plan (the "Plan") and the Director Option Plan Option Agreement dated _______, 2001 (the "Option Agreement").

         2. REPRESENTATIONS OF OPTIONEE. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

         3. RIGHTS AS A SHAREHOLDER. Until the stock certificate evidencing such shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the optioned stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan.

         4. TAX CONSULTATION. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

         5. RESTRICTIVE LEGEND. Optionee understands and agrees that in the event the Shares are not registered, the Company shall cause the legend set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL
                  REGISTERED  UNDER  THE  1933  ACT  OR  SUCH  APPLICABLE  STATE
                  SECURITIES LAWS, OR IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

         6. DELIVERY OF PAYMENT. Optionee herewith delivers to the Company the full Exercise Price for the Shares.

         7. ENTIRE AGREEMENT. The Plan and Option Agreement are incorporated herein by reference. This Notice, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.


Submitted by:                               Accepted by:

OPTIONEE                                    Category 5 Technologies, Inc.



                                            By: ________________________________
_________________________________           Its: _______________________________
   (Signature)

Address:                                    Address:
_______                                     ________


_________________________________           ____________________________________

_________________________________           ____________________________________

                                     ANNEX D

                      WILLIAM C. GIBBS EMPLOYMENT AGREEMENT

                              EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into effective as of the 1st day of June, 2001, by and between NETWORK INVESTOR COMMUNICATIONS, INC., a Nevada corporation (the "Company") and William C. Gibbs (the "Executive").

                              W I T N E S S E T H:

         WHEREAS, the Company desires to have the benefit of the Executive's efforts and services; and

         WHEREAS, the Company has determined that it is appropriate and in the best interests of the Company to provide to the Executive protection in the event of certain terminations of the Executive's employment relationship with the Company in accordance with the terms and conditions contained herein and the Executive desires to have such protection.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the Company and the Executive hereby mutually covenant and agree as follows:

         1. DEFINITIONS.   Whenever used in this  Agreement the following  terms
shall have the meanings set forth below:

                  (a) "Accrued Benefits" shall mean the amount payable not later than ten (10) days following an applicable Termination Date and which shall be equal to the sum of the following amounts:

                           (i)  All  salary   earned  or  accrued   through  the
                  Termination Date;

                           (ii) Reimbursement for any and all monies advanced in
                  connection with the Executive's employment for reasonable and necessary expenses incurred by the Executive through the Termination Date;

                           (iii)Any and  all  other   cash  benefits  previously
                  earned through the Termination Date and deferred at the election of the Executive or pursuant to any deferred compensation plans then in effect;

                           (iv) The full amount of any stated  bonus  payable to
                  the Executive in accordance with Section 6(b) herein with respect to the year in which termination occurs; and

                           (v) All other payments and benefits to which the Executive may be entitled under the terms of any benefit plan of the Company.

                  (b) "Act" shall mean the Securities Exchange Act of 1934;

                  (c) "Affiliate"   shall have the same meaning as given to that
         term in Rule 12b-2 of Regulation 12B promulgated under the Act;

                  (d) "Base Period Income" shall be an amount equal to the Executive's "annualized includable compensation" for the "base period" as defined in Sections 280G(d)(1) and (2) of the Code and the regulations adopted thereunder;

                  (e) "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 of the General Rules and Regulations of the Act, provided that any pledgee of Company voting securities shall not be deemed to be the Beneficial Owner thereof prior to its disposition of, or acquisition of voting rights with respect to, such securities;

                  (f) "Board" shall mean the Board of Directors of the Company;

                  (g) "Cause" shall mean any of the following:

                           (i) The engaging by the Executive in fraudulent conduct, as evidenced by a determination in a binding and final judgment, order or decree of a court or administrative agency of competent jurisdiction, in effect after exhaustion or lapse of all rights of appeal, in an action, suit or proceeding, whether civil, criminal, administrative or investigative, which the Board determines, in its sole discretion, has a significant adverse impact on the Company in the conduct of the Company's business;

                           (ii) Conviction of a felony, as evidenced by a binding and final judgment, order or decree of a court of competent jurisdiction, in effect after exhaustion or lapse of all rights of appeal, which the Board determines, in its sole discretion, has a significant adverse impact on the Company in the conduct of the Company's business;

                           (iii) Neglect or refusal  by the Executive to perform
                  the   Executive's   duties   or    responsibilities    (unless
                  significantly changed without the Executive's consent); or

                           (iv) A significant violation by the Executive of the Company's established policies and procedures;

         Notwithstanding the foregoing, Cause shall not exist under Sections 1(g)(iii) and (iv) herein unless the Company furnishes written notice to the Executive of the specific offending conduct and the Executive fails to correct such offending conduct within the thirty (30) day period commencing on the receipt of such notice.

                  (h) "Change of Control" shall mean a change in ownership or managerial control of the stock, assets or business of the Company resulting from one or more of the following circumstances:

                           (i) A change of control of the Company, of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Act, or any successor regulation of similar import, regardless of whether the Company is subject to such reporting requirement;

                           (ii) A change in ownership  of the Company  through a
                  transaction or series of transactions, such that any Person or Persons (other than any current officer of the Company or member of the Board) is (are) or become(s), in the aggregate, the Beneficial Owner(s), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the Company's then outstanding securities;

                           (iii)Any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the common stock of the Company would be converted into cash (other than cash attributable to dissenters' rights), securities or other property provided by a Person or Persons other than the
                  Company, other than a consolidation or merger of the Company in which the holders of the common stock of the Company immediately prior to the consolidation or merger have approximately the same proportionate ownership of common stock of the surviving corporation immediately after the consolidation or merger;

                           (iv) The  shareholders of the Company approve a sale,
                  transfer, liquidation or other disposition of all or substantially all of the assets of the Company to a Person or Persons;

                           (v) During any period of two (2) consecutive years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period;

                           (vi) The filing of a  proceeding  under  Chapter 7 of
                  the Federal Bankruptcy Code (or any successor or other statute of similar import) for liquidation with respect to the Company; or

                           (vii)The filing of a proceeding  under  Chapter 11 of
                  the Federal Bankruptcy Code (or any successor or other statute of similar import) for reorganization with respect to the Company if in connection with any such proceeding, this Agreement is rejected, or a plan of reorganization is approved an element of which plan entails the liquidation of all or substantially all the assets of the Company.

                  A "Change of Control" shall be deemed to occur on the actual date on which any of the foregoing circumstances shall occur; provided, however, that in connection with a "Change of Control" specified in
         Section 1(h)(vii), a "Change of Control" shall be deemed to occur on the date of the filing of the relevant proceeding under Chapter 11 of the Federal Bankruptcy Code (or any successor or other statute of similar import).

                  (i)  "Change  of  Control   Period"   shall  mean  the  period
         commencing on the date a Change of Control occurs and ending on the second anniversary of such Change of Control;

                  (j) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time;

                  (k) "Disability" shall mean a physical or mental condition whereby the Executive is unable to perform on a full-time basis the customary duties of the Executive under this Agreement;

                  (l)  "Federal Short Term-Rate"  shall mean the rate defined in
         Section 1274(d)(1)(C)(i) of the Code;

                  (m)  "Good Reason" shall mean:

                           (i) The required relocation of the Executive, without
                  the Executive's consent, to an employment location which is more than twenty-five (25) miles from the Executive's employment location on the day preceding the date of this Agreement;

                           (ii) The removal of the Executive from or any failure
                  to reelect the Executive to any of the positions held by the Executive as of the date of this Agreement or any other positions to which the Executive shall thereafter be elected or assigned except in the event that such removal or failure to reelect relates to the termination by the Company of the Executive's employment for Cause or by reason of death, Disability or voluntary retirement;

                           (iii)A significant adverse change, without the Executive's written consent, in the nature or scope of the Executive's authority, powers, functions, duties or responsibilities, or a material reduction in the level of support services, staff, secretarial and other assistance, office space and accoutrements available to a level below that which was provided to the Executive on the day preceding the date of this Agreement and that which is necessary to perform any additional duties assigned to the Executive following the date of this Agreement, which change or reduction is not generally effective for all executives employed by the Company (or its successor) in the Executive's class or category; or

                           (iv) Breach or violation of any material provision of
                  this Agreement by the Company;

                  (n) "Gross Income" shall mean the greater of the amounts payable pursuant to paragraph 6 or the Executive's average compensation (base salary plus cash bonus) for the prior two (2) taxable years, plus any other compensation payable to the Executive by the Company for the same period, whether taxable or non-taxable;

                  (o) "Notice of Termination" shall mean the notice described in
         Section 14 herein;

                  (p) "Person" shall mean any individual, partnership, joint venture, association, trust, corporation or other entity, other than an employee benefit plan of the Company or an entity organized, appointed or established pursuant to the terms of any such benefit plan;

                  (q) "Termination   Date"   shall  mean,  except  as  otherwise
         provided in Section 14 herein, shall mean:

                           (i)   The Executive's date of death;

                           (ii) Thirty (30) days after the delivery of the Notice of Termination terminating the Executive's employment on account of Disability pursuant to Section 9 herein, unless the Executive returns on a full-time basis to the performance of his or her duties prior to the expiration of such period;

                           (iii) Thirty  (30) days   after the  delivery  of the
                  Notice  of  Termination  if  the  Executive's   employment  is
                  terminated by the Executive voluntarily; or

                           (iv) Thirty (30) days after the delivery of the Notice of Termination if the Executive's employment is terminated by the Company for any reason other than death or Disability;

                  (r) "Termination  Payment" shall mean the payment described in
         Section 13 herein;

                  (s) "Total Payments: shall mean the sum of the Termination Payment and any other "payments in the nature of compensation" (as defined in Section 280G of the Code and the regulations adopted thereunder) to or for the benefit of the Executive, the receipt of which is contingent on a Change of Control and to which Section 280G of the Code applies.

         2. EMPLOYMENT.   The Company  hereby agrees to employ the Executive and
the Executive hereby agrees to serve the Company, on the terms and conditions set forth herein.

         3. TERM. The employment of the Executive by the Company pursuant to the provisions of this Agreement shall commence on the date hereof and end on December 31, 2003, unless further extended or sooner terminated as hereinafter provided. On December 31, 2003, and on the last day of December each year thereafter, the term of the Executive's employment shall, unless sooner terminated as hereinafter provided, be automatically extended for an additional one year period from the date thereof unless, at least six (6) months before such December 31, the Company shall have delivered to the Executive or the Executive shall have delivered to the Company written notice that the term of the Executive's employment hereunder will not be extended beyond its existing duration.

         4. POSITIONS AND DUTIES. The Executive shall serve as Chairman and Chief Executive Officer of the Company and in such additional capacities as set forth in Section 7 herein. In connection with the foregoing positions, the Executive shall have such duties, responsibilities and authority as may from time to time be assigned to the Executive by the Board. The Executive shall devote substantially all the Executive's working time and efforts to the business and affairs of the Company.

         5. PLACE OF PERFORMANCE. In connection with the Executive's employment by the Company, the Executive shall be based at the principal executive offices of the Company in Salt Lake City, Utah except for required travel on Company business.

         6. COMPENSATION AND RELATED MATTERS.

                  (a) Salary. The Company shall pay to the Executive $250,000, as his annualized base salary (subject to adjustment as provided herein) in equal installments (as nearly as practicable), in accordance with the Company's standard payroll policy (as in effect from time to time), which currently provides for payments to be made every two weeks, in arrears. Such annualized base salary may be increased from time to time in accordance with normal business practices of the Company, provided, however, that such salary shall be increased to $350,000 per year upon the acquisition by the Company of another company or its assets which result in the Company having projected annualized revenues of at least $50 million. The annualized base salary of the Executive shall not be decreased below its then existing amount during the term of this Agreement.

                  (b) Bonus. The Executive shall be entitled to receive bonuses, when and as declared by the Board of Directors; provided, however, that Executive shall be entitled to a bonus equal to his annual salary upon the acquisition by the Company of another company or its assets which result in the Company having projected annualized revenues of at least $50 million.

                  (c) Expenses. The Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in performing services hereunder, including all expenses for travel and living expenses while away from home on business or at the request of and in the service of the Company, provided that such expenses are incurred and accounted for in accordance with the policies and procedures established from time to time by the Company.

                  (d) Other Benefits. The Company shall provide Executive with all other benefits normally provided to an employee of the Company similarly situated to Executive, including being added as a named officer on the Company's existing directors' and officers' liability insurance policy. At a minimum, the benefits will include:

                           (i)   Health Insurance (medical, dental vision);

                           (ii)  Life   Insurance   -  $1  million  in  personal
                  coverage;

                           (iii) 401(k) - 50%   employer   match  on up to 6% of
                  employee contribution;

                           (iv)  Paid vacation; and

                           (v) Car allowance - $800 plus insurance, gas and maintenance.

                  (e) Vacations. The Executive shall be entitled to the number of vacation days in each calendar year, and to compensation in respect of earned but unused vacation days, determined in accordance with the Company's vacation plan, but in no event less than twenty (20) days. The Executive shall also be entitled to all paid holidays given by the Company to its executives.

                  (f) Services Furnished. The Company shall furnish the Executive with office space at his current offices at 4505 South Wasatch Boulevard through March 31, 2002, shall provide Executive with an Executive Assistant and shall provide such other facilities and services as shall be suitable to the Executive's position and adequate for the performance of the Executive's duties as set forth in Section 4 hereof.

         7. OFFICES. The Executive agrees to serve without additional compensation, if elected or appointed thereto, in one or more executive offices of the Company, or any affiliate or subsidiary of the Company, or as a member of the board of directors of any subsidiary or affiliate of the Company; provided, however, that the Executive is indemnified for serving in any and all such capacities on a basis no less favorable than is currently provided in the Company's bylaws, or otherwise.

         8. TERMINATION AS A RESULT OF DEATH. If the Executive shall die during the term of this Agreement, the Executive's employment shall terminate on the Executive's date of death and the Executive's surviving spouse, or the Executive's estate if the Executive dies without a surviving spouse, shall be entitled to the Executive's Accrued Benefits as of the Termination Date and any applicable Termination Payment.

         9. TERMINATION FOR DISABILITY. If, as a result of the Executive's Disability, the Executive shall have been unable to perform the Executive's duties hereunder on a full-time basis for four (4) consecutive months and within thirty (30) days after the Company provides the Executive with a Termination Notice, the Executive shall not have returned to the performance of the
Executive's duties on a full-time basis, the Company may terminate the Executive's employment, subject to Section 14 herein. During the term of the Executive's Disability prior to termination, the Executive shall continue to receive all salary and benefits payable under Section 6 herein, including participation in all employee benefit plans, programs and arrangements in which the Executive was entitled to participate immediately prior to the Disability; provided, however, that the Executive's continued participation is permitted under the terms and provisions of such plans, programs and arrangements. In the event that the Executive's participation in any such plan, program or arrangement is barred as the result of such Disability, the Executive shall be entitled to receive an amount equal to the contributions, payments, credits or allocations which would have been paid by the Company to the Executive, to the Executive's account or on the Executive's behalf under such plans, programs and arrangements. In the event the Executive's employment is terminated on account of the Executive's Disability in accordance with this Section 9, the Executive shall receive the Executive's Accrued Benefits as of the Termination Date and shall remain eligible for all benefits provided by any long-term disability programs of the Company in effect at the time of such termination. The Executive shall also be entitled to the Termination Payment described in Section 13(a).

         10. TERMINATION FOR CAUSE. If the Executive's employment with the Company is terminated by the Company for Cause, subject to the procedures set forth in Section 14 herein, the Executive shall be entitled to receive the Executive's Accrued Benefits as of the Termination Date. The Executive shall not be entitled to receipt of any Termination Payment.

         11. OTHER TERMINATION BY COMPANY. If the Executive's employment with the Company is terminated by the Company other than by reason of death, Disability or Cause, or as described in paragraph 13(f) below, subject to the procedures set forth in Section 14 herein, the Executive (or in the event of the Executive's death following the Termination Date, the Executive's surviving spouse or the Executive's estate if the Executive dies without a surviving spouse) shall receive the applicable Termination Payment. The Executive shall not, in connection with any consideration receivable in accordance with this
Section 11, be required to mitigate the amount of such consideration by securing other employment or otherwise and such consideration shall not be reduced by reason of the Executive securing other employment or for any other reason.

         12. VOLUNTARY TERMINATION BY EXECUTIVE. Provided that the Executive furnishes thirty (30) days prior written notice to the Company, the Executive shall have the right to voluntarily terminate this Agreement at any time. If the Executive's voluntary termination is without Good Reason, the Executive shall receive the Executive's Accrued Benefits as of the Termination Date and shall not be entitled to any Termination Payment. If the Executive's voluntary termination (other than a termination described in paragraph 13(f) below) is for Good Reason, the Executive (or in the event of the Executive's death following the Termination Date, the Executive's surviving spouse or the Executive's estate if the Executive dies without a surviving spouse) shall receive the applicable Termination Payment. The Executive shall not, in connection with any consideration receivable in accordance with this Section 12, be required to mitigate the amount of such consideration by securing other employment or otherwise and such consideration shall not be reduced by reason of the Executive securing other employment or for any other reason.

         13. TERMINATION PAYMENT.

                  (a) If the Executive's employment is terminated as a result of death or disability, the lump sum Termination Payment payable to the Executive shall be equal to the greater of Executive's Gross Income for the year preceding the Termination Date, or the amount set forth in paragraph 6 on an annualized basis.

                  (b) If the Executive's employment is terminated by the Executive for Good Reason or by the Company for any reason other than death, disability or Cause, the Termination Payment payable to the Executive by the Company or an affiliate of the Company shall be equal to two (2) times the Executive's Gross Income for the year preceding the Termination Date, or the amount set forth in paragraph 6 on an annualized basis.

                  (c) If, during a Change of Control Period, the Executive's employment is terminated by the Executive for Good Reason or by the Company for any reason other than death, Disability, or Cause, the

         Termination Payment payable to the Executive by the Company or an affiliate of the Company shall be 2.99 times the Executive's Gross Income for the year preceding the Termination Date, or the amount set forth in paragraph 6 on an annualized basis.

                  (d) It is the intention of the Company and the Executive that no portion of the Termination Payment and any other "payments in the nature of compensation" (as defined in Section 280G of the Code and the regulations adopted thereunder) to or for the benefit of the Executive under this Agreement, or under any other agreement, plan or arrangement, be deemed to be an "excess parachute payment" as defined in Section 280G of the Code. It is agreed that the present value of the Total Payments shall not exceed an amount equal to two and ninety-nine hundredths (2.99) times the Executive's Base Period Income, which is the maximum amount which the Executive may receive without becoming subject to the tax imposed by Section 4999 of the Code or which the Company may pay without loss of deduction under Section 280G(a) of the Code. Present value for purposes of this Agreement shall be calculated in accordance with the regulations issued under Section 280G of the Code. Within sixty (60) days following delivery of the Notice of Termination or notice by the Company to the Executive of its belief that there is a payment or benefit due the Executive which will result in an excess parachute payment as defined in Section 280G of the Code, the Executive and the Company shall, at the Company's expense, obtain such opinions as more fully described hereafter, which need not be unqualified, of legal counsel and certified public accountants or a firm of recognized executive compensation consultants. The Executive shall select said legal counsel, certified public accountants and executive compensation consultants; provided, however, that if the Company does not accept one (1) or more of the parties selected by the Executive, the Company shall provide the Executive with the names of such legal counsel, certified public accountants and/or executive compensation consultants as the Company may select; provided, further, however, that if the Executive does not accept the party or parties selected by the Company, the legal counsel, certified public accountants and/or executive compensation consultants selected by the Executive and the Company, respectively, shall select the legal counsel, certified public accountants and/or executive compensation consultants, whichever is applicable, who shall provide the opinions required by this Section 13(d). The opinions required hereunder shall set forth (a) the amount of the Base Period Income of the Executive,
         (b) the present value of Total Payments and (c) the amount and present value of any excess parachute payments. In the event that such opinions determine that there would be an excess parachute payment, the Termination Payment or any other payment determined by such counsel to be includable in Total Payments shall be reduced or eliminated as specified by the Executive in writing delivered to the Company within thirty (30) days of his or her receipt of such opinions or, if the Executive fails to so notify the Company, then as the Company shall reasonably determine, so that under the bases of calculation set forth in such opinions there will be no excess parachute payment. The provisions of this Section 13(d), including the calculations, notices and opinions provided for herein shall be based upon the conclusive presumption that the compensation and other benefits, including but not limited to the Accrued Benefits, earned on or after the date of Change of Control by the Executive pursuant to the Company's compensation programs if such payments would have been made in the future in any event, even though the timing of such payment is triggered by the Change of Control, are reasonable compensation for services rendered prior to the Change of Control; provided, however, that in the event legal counsel so requests in connection with the opinion required by this Section 13(d), a firm of recognized executive compensation consultants, selected by the Executive and the Company pursuant to the procedures set forth above, shall provide an opinion, upon which such legal counsel may rely, as to the reasonableness of any item of compensation as reasonable compensation for services rendered prior to the Change of Control by the Executive. In the event that the provisions of Sections 280G and 4999 of the Code are repealed without succession, this Section 13(d) shall be of no further force or effect.

                  (e) The Termination Payment shall be payable in a lump sum not later than ten (10) days following the Executive's Termination Date. Such lump sum payment shall not be reduced by any present value or similar factor. Further, the Executive shall not be required to mitigate the amount of such payment by securing other employment or otherwise and such payment shall not be reduced by reason of the Executive securing other employment or for any other reason.

                  (f) Notwithstanding anything to the contrary herein, in no event will a termination of Executive's employment with the Company be deemed to trigger a right to receive a Termination Payment if the termination is effected by the mutual agreement of the Company and Executive to accommodate a reassignment of Executive to an entity created or acquired by the Company, or to which the Company has contributed rights to technology, assets or business plans, if at the time of such termination the Company owns or is acquiring a minimum of a 19% equity interest in such entity. In the event of any such termination, the Executive shall only be entitled to receive the Executive's Accrued Benefits as of the Termination Date.

         14. TERMINATION NOTICE AND PROCEDURE. Any termination by the Company or the Executive of the Executive's employment during the Employment Period shall be communicated by written Notice of Termination to the Executive, if such Notice of Termination is delivered by the Company, and to the Company, if such Notice of Termination is delivered by the Executive, all in accordance with the following procedures:

                  (a) The Notice of Termination shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances alleged to provide a basis for termination;

                  (b) Any Notice of Termination by the Company shall be approved by a resolution duly adopted by a majority of the directors of the Company then in office;

                  (c) If the Executive shall in good faith furnish a Notice of Termination for Good Reason and the Company notifies the Executive that a dispute exists concerning the termination, within the fifteen (15) day period following the Company's receipt of such notice, the Executive shall continue the Executive's employment during such dispute. If it is thereafter determined that (i) Good Reason did exist, the Executive's Termination Date shall be the earlier of (A) the date on which the dispute is finally determined, either by mutual written agreement of the parties or pursuant to Section 19, (B) the date of the

         Executive's death or (C) one day prior to the second (2nd) anniversary of a Change of Control, and the Executive's Termination Payment, if applicable, shall reflect events occurring after the Executive delivered the Executive's Notice of Termination; or (ii) Good Reason did not exist, the employment of the Executive shall continue after such determination as if the Executive had not delivered the Notice of Termination asserting Good Reason; and

                  (d) If the Executive gives notice to terminate his or her employment for Good Reason and a dispute arises as to the validity of such dispute, and the Executive does not continue his employment during such dispute, and it is finally determined that the reason for termination set forth in such Notice of Termination did not exist, if such notice was delivered by the Executive, the Executive shall be deemed to have voluntarily terminated the Executive's employment other than for Good Reason.

         15. NONDISCLOSURE OF PROPRIETARY INFORMATION. Recognizing that the Company is presently engaged, and may hereafter continue to be engaged, in the research and development of processes, the manufacturing of products or performance of services, which involve experimental and inventive work and that the success of its business depends upon the protection of the processes, products and services by patent, copyright or by secrecy and that the Executive has had, or during the course of his engagement may have, access to Proprietary Information, as hereinafter defined, of the Company or other information and data of a secret or proprietary nature of the Company which the Company wishes to keep confidential and the Executive has furnished, or during the course of his engagement may furnish, such information to the Company, the Executive agrees that:

                  (a) "Proprietary Information" shall mean any and all methods, inventions, improvements or discoveries, whether or not patentable or copyrightable, and any other information of a similar nature related to the business of the Company disclosed to the Executive or otherwise made known to him as a consequence of or through his engagement by the Company (including information originated by the Executive) in any technological area previously developed by the Company or developed, engaged in, or researched, by the Company during the term of the Executive's engagement, including, but not limited to, trade secrets, processes, products, formulae, apparatus, techniques, know-how, marketing plans, data, improvements, strategies, forecasts, customer lists, and technical requirements of customers, unless such information is in the public domain to such an extent as to be readily available to competitors;

                  (b) The Executive acknowledges that the Company has exclusive property rights to all Proprietary Information and the Executive hereby assigns all rights he might otherwise possess in any Proprietary Information to the Company. Except as required in the performance of his duties to the Company, the Executive will not at any time during or after the term of his engagement, which term shall include any time in which the Executive may be retained by the Company as a consultant, directly or indirectly use, communicate, disclose or disseminate any Proprietary Information or any other information of a secret, proprietary, confidential or generally undisclosed nature relating to the Company, its products, customers, processes and services, including information relating to testing, research, development, manufacturing, marketing and selling;

                  (c) All documents, records, notebooks, notes, memoranda and similar repositories of, or containing, Proprietary Information or any other information of a secret, proprietary, confidential or generally undisclosed nature relating to the Company or its operations and activities made or compiled by the Executive at any time or made available to him or her prior to or during the term of his engagement by the Company, including any and all copies thereof, shall be the property of the Company, shall be held by him or her in trust solely for the benefit of the Company, and shall be delivered to the Company by him or her on the termination of his or her engagement or at any other time on the request of the Company; and

                  (d) The Executive will not assert any rights under any inventions, copyrights, discoveries, concepts or ideas, or improvements thereof, or know-how related thereto, as having been made or acquired by him or her prior to his or her being engaged by the Company or during the term of his engagement if based on or otherwise related to Proprietary Information.

         16. ASSIGNMENT OF INVENTIONS.

                  (a) For  purposes of this  Section  16, the term  "Inventions"
         shall mean discoveries, concepts, and ideas, whether patentable or copyrightable or not, including but not limited to improvements, know-how, data, processes, methods, formulae, and techniques, as well as improvements thereof or know-how related thereto, concerning any past, present or prospective activities of the Company which the Executive makes, discovers or conceives (whether or not during the hours of his engagement or with the use of the Company's facilities, materials or personnel), either solely or jointly with others during his or her engagement by the Company or any affiliate and, if based on or related to Proprietary Information, at any time after termination of such engagement. All Inventions shall be the sole property of the Company, and Executive agrees to perform the provisions of this Section 16 with respect thereto without the payment by the Company of any royalty or any consideration therefor other than the regular compensation paid to the Executive in the capacity of an employee or consultant.

                  (b) The Executive shall maintain written notebooks in which he or she shall set forth, on a current basis, information as to all Inventions, describing in detail the procedures employed and the results achieved as well as information as to any studies or research projects undertaken on the Company's behalf. The written notebooks shall at all times be the property of the Company and shall be surrendered to the Company upon termination of his or her engagement or, upon request of the Company, at any time prior thereto.

                  (c) The Executive shall apply, at the Company's request and expense, for United States and foreign letters patent or copyrights either in the Executive's name or otherwise as the Company shall desire.

                  (d) The Executive hereby assigns to the Company all of his or her rights to such Inventions, and to applications for United States and/or foreign letters patent or copyrights and to United States and/or foreign letters patent or copyrights granted upon such Inventions.

                  (e) The Executive shall acknowledge and deliver promptly to the Company, without charge to the Company, but at its expense, such written instruments (including applications and assignments) and do such other acts, such as giving testimony in support of the Executive's inventorship, as may be necessary in the opinion of the Company to obtain, maintain, extend, reissue and enforce United States and/or foreign letters patent and copyrights relating to the Inventions and to vest the entire right and title thereto in the Company or its nominee. The Executive acknowledges and agrees that any copyright developed or conceived of by the Executive during the term of Executive's employment which is related to the business of the Company shall be a "work for hire" under the copyright law of the United States and other applicable jurisdictions.

                  (f) The Executive represents that his or her performance of all the terms of this Agreement and as an employee of or consultant to the Company does not and will not breach any trust prior to his or her employment by the Company. The Executive agrees not to enter into any agreement either written or oral in conflict herewith and represents and agrees that he or she has not brought and will not bring with him to the Company or use in the performance of his or her responsibilities at the Company any materials or documents of a former employer which are not generally available to the public, unless he or she has obtained written authorization from the former employer for their possession and use, a copy of which has been provided to the Company.

                  (g) No provisions of this Section shall be deemed to limit the restrictions applicable to the Executive under Section 15.

                  (h) No provisions of this Section shall be deemed or construed to require the Executive to assign to the Company any rights or intellectual property with respect to any invention which (i) is created by the Executive entirely on his own time, (ii) does not constitute an "employment invention" as defined in the Utah Employment Inventions Act, and (iii) is not exempted from the application of the Utah Employment Inventions Act.

         17. SHOP RIGHTS. The Company shall also have the royalty-free right to use in its business, and to make, use and sell products, processes and/or services derived from any inventions, discoveries, concepts and ideas, whether or not patentable, including but not limited to processes, methods, formulas and techniques, as well as improvements thereof or know-how related thereto, which are not within the scope of Inventions as defined in Section 16 but which are conceived or made by the Executive during the period he or she is engaged by the Company or with the use or assistance of the Company's facilities, materials or personnel.

         18. NON-COMPETE.   The Executive  hereby agrees that during the term of
this Agreement and for the period of one year from the termination hereof, that the Executive will not:

                  (a) Within any jurisdiction or marketing area in the United States in which the Company or any subsidiary thereof is doing business, own, manage, operate or control any business of the type and character engaged in and competitive with the Company or any subsidiary thereof. For purposes of this Section, ownership of securities of not in excess of five percent (5%) of any class of securities of a public company shall not be considered to be competition with the Company or any subsidiary thereof; or

                  (b) Within any jurisdiction or marketing area in the United States in which the Company or any subsidiary thereof is doing business, act as, or become employed as, an officer, director, employee, consultant or agent of any business of the type and character engaged in and competitive with the Company or any of its subsidiaries; or

                  (c) Solicit any similar business to that of the Company's for, or sell any products that are in competition with the Company's products to, any company in the United States, which is, as of the date hereof, a customer or client of the Company or any of its subsidiaries, or was such a customer or client thereof within two years prior to the date of this Agreement; or

                  (d) Solicit the employment of any full time employee employed by the Company or its subsidiaries as of the date of termination of this Agreement.

         19. REMEDIES AND JURISDICTION.

                  (a) The Executive hereby acknowledges and agrees that a breach of the agreements contained in this Agreement will cause irreparable harm and damage to the Company, that the remedy at law for the breach or threatened breach of the agreements set forth in this Agreement will be inadequate, and that, in addition to all other remedies available to the Company for such breach or threatened breach (including, without limitation, the right to recover damages), the Company shall be entitled to injunctive relief for any breach or threatened breach of the agreements contained in this Agreement.

                  (b) All claims, disputes and other matters in question between the parties arising under this Agreement, shall, unless otherwise provided herein, be decided by arbitration in Salt Lake City, Utah, in accordance with the Model Employment Arbitration Procedures of the American Arbitration Association (including such procedures governing selection of the specific arbitrator or arbitrators), unless the parties mutually agree otherwise. The Company shall pay the costs of any such arbitration. The award by the arbitrator or arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any state or Federal court having jurisdiction thereof.

         20. ATTORNEYS' FEES. In the event that either party hereunder institutes any legal proceedings in connection with its rights or obligations under this Agreement, the prevailing party in such proceeding shall be entitled to recover from the other party, all costs incurred in connection with such proceeding, including reasonable attorneys' fees, together with interest thereon from the date of demand at the rate of twelve percent (12%) per annum.

         21. SUCCESSORS. This Agreement and all rights of the Executive shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, estates, executors, administrators, heirs and beneficiaries. In the event of the Executive's death, all amounts payable to the Executive under this Agreement shall be paid to the Executive's surviving spouse, or the Executive's estate if the Executive dies without a surviving spouse. This Agreement shall inure to the benefit of, be binding upon and be enforceable by, any successor, surviving or resulting corporation or other entity to which all or substantially all of the business and assets of the Company shall be transferred whether by merger, consolidation, transfer or sale.

         22. ENFORCEMENT. The provisions of this Agreement shall be regarded as divisible, and if any of said provisions or any part hereof are declared invalid or unenforceable by a court of competent jurisdiction, the validity and enforceability of the remainder of such provisions or parts hereof and the applicability thereof shall not be affected thereby.

         23. AMENDMENT OR  TERMINATION.   This  Agreement  may not be amended or
terminated during its term, except by written instrument executed by the Company and the Executive.

         24. SURVIVABILITY.   The provisions of Sections 15, 16, 17, 18, 19, and
20 shall survive termination of this Agreement.

         25. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement between the Executive and the Company with respect to the subject matter hereof, and supersedes all prior oral or written agreements, negotiations, commitments and understandings with respect thereto.

         26. VENUE; GOVERNING LAW. This Agreement and the Executive's and Company's respective rights and obligations hereunder shall be governed by and construed in accordance with the laws of the State of Utah without giving effect to the provisions, principles, or policies thereof relating to choice or conflicts of laws.

         27. NOTICE. Notices given pursuant to this Agreement shall be in writing and shall be deemed given when received, and if mailed, shall be mailed by United States registered or certified mail, return receipt requested, addressee only, postage prepaid, if to the Company, to:

                  Company:          Network Investor Communications, Inc.
                                    --------------------
                                    --------------------
                                    --------------------
                                    Facsimile:  (___) ___-____

                  Executive:        William C. Gibbs
                                    4505 South Wasatch Boulevard, Suite 370
                                    Salt Lake City, UT  84124
                                    Facsimile:  (801) 424-2992

or to such other address as the Company shall have given to the Executive or, if to the Executive, to such address as the Executive shall have given to the Company.

         28. NO WAIVER. No waiver by either party at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by the other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or any prior or subsequent time.

         29. HEADINGS. The headings herein contained are for reference only and shall not affect the meaning or interpretation of any provision of this Agreement.

         30. COUNTERPARTS.   This  Agreement  may be  executed  in  one or  more
counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Executive has executed this Agreement, on the date and year first above written.


                                     "COMPANY"

                                     NETWORK INVESTOR
                                     COMMUNICATIONS, INC.



                                     By:______________________________
                                              _______________, [Title]


                                     "EXECUTIVE"


                                     ---------------------------------
                                     William C. Gibbs

                                     ANNEX E

                    MITCHELL L. EDWARDS EMPLOYMENT AGREEMENT

                              EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into effective as of the 1st day of June, 2001, by and between NETWORK INVESTOR COMMUNICATIONS, INC., a Nevada corporation (the "Company") and Mitchell Edwards (the "Executive").

                              W I T N E S S E T H:

         WHEREAS, the Company desires to have the benefit of the Executive's efforts and services; and

         WHEREAS, the Company has determined that it is appropriate and in the best interests of the Company to provide to the Executive protection in the event of certain terminations of the Executive's employment relationship with the Company in accordance with the terms and conditions contained herein and the Executive desires to have such protection.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the Company and the Executive hereby mutually covenant and agree as follows:

         1.  DEFINITIONS.   Whenever used in this Agreement the following  terms
shall have the meanings set forth below:

                  (a) "Accrued Benefits" shall mean the amount payable not later than ten (10) days following an applicable Termination Date and which shall be equal to the sum of the following amounts:

                           (i)  All  salary   earned  or  accrued   through  the
                  Termination Date;

                           (ii) Reimbursement for any and all monies advanced in
                  connection with the Executive's employment for reasonable and necessary expenses incurred by the Executive through the Termination Date;

                           (iii)Any and all other cash benefits previously earned through the Termination Date and deferred at the election of the Executive or pursuant to any deferred compensation plans then in effect;

                           (iv) The full amount of any stated  bonus  payable to
                  the Executive in accordance with Section 6(b) herein with respect to the year in which termination occurs; and

                           (v) All other payments and benefits to which the Executive may be entitled under the terms of any benefit plan of the Company.

                  (b) "Act" shall mean the Securities Exchange Act of 1934;

                  (c) "Affiliate"   shall have the same meaning as given to that
         term in Rule 12b-2 of Regulation 12B promulgated under the Act;

                  (d) "Base Period Income" shall be an amount equal to the Executive's "annualized includable compensation" for the "base period" as defined in Sections 280G(d)(1) and (2) of the Code and the regulations adopted thereunder;

                  (e) "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 of the General Rules and Regulations of the Act, provided that any pledgee of Company voting securities shall not be deemed to be the Beneficial Owner thereof prior to its disposition of, or acquisition of voting rights with respect to, such securities;

                  (f) "Board" shall mean the Board of Directors of the Company;

                  (g) "Cause" shall mean any of the following:

                           (i) The engaging by the Executive in fraudulent conduct, as evidenced by a determination in a binding and final judgment, order or decree of a court or administrative agency of competent jurisdiction, in effect after exhaustion or lapse of all rights of appeal, in an action, suit or proceeding, whether civil, criminal, administrative or investigative, which the Board determines, in its sole discretion, has a significant adverse impact on the Company in the conduct of the Company's business;

                           (ii) Conviction  of  a  felony,   as  evidenced  by a
                  binding and final judgment, order or decree of a court of competent jurisdiction, in effect after exhaustion or lapse of all rights of appeal, which the Board determines, in its sole discretion, has a significant adverse impact on the Company in the conduct of the Company's business;

                           (iii)Neglect or  refusal by  the Executive to perform
                  the   Executive's   duties   or    responsibilities    (unless
                  significantly changed without the Executive's consent); or

                           (iv) A significant  violation by the Executive of the
                  Company's established policies and procedures;

         Notwithstanding the foregoing, Cause shall not exist under Sections 1(g)(iii) and 1(g)(iv) herein unless the Company furnishes written notice to the Executive of the specific offending conduct and the Executive fails to correct such offending conduct within the thirty
         (30) day period commencing on the receipt of such notice.

                  (h) "Change of Control" shall mean a change in ownership or managerial control of the stock, assets or business of the Company resulting from one or more of the following circumstances:

                           (i) A change of control of the Company, of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Act, or any successor regulation of similar import, regardless of whether the Company is subject to such reporting requirement;

                           (ii) A change in ownership  of the Company  through a
                  transaction or series of transactions, such that any Person or Persons (other than any current officer of the Company or member of the Board) is (are) or become(s), in the aggregate, the Beneficial Owner(s), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the Company's then outstanding securities;

                           (iii)Any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the common stock of the Company would be converted into cash (other than cash attributable to dissenters' rights), securities or other property provided by a Person or Persons other than the
                  Company, other than a consolidation or merger of the Company in which the holders of the common stock of the Company immediately prior to the consolidation or merger have approximately the same proportionate ownership of common stock of the surviving corporation immediately after the consolidation or merger;

                           (iv) The  shareholders of the Company approve a sale,
                  transfer, liquidation or other disposition of all or substantially all of the assets of the Company to a Person or Persons;

                           (v) During any period of two (2) consecutive years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period;

                           (vi) The filing of a  proceeding  under  Chapter 7 of
                  the Federal Bankruptcy Code (or any successor or other statute of similar import) for liquidation with respect to the Company; or

                           (vii)The filing of a  proceeding  under Chapter 11 of
                  the Federal Bankruptcy Code (or any successor or other statute of similar import) for reorganization with respect to the Company if in connection with any such proceeding, this Agreement is rejected, or a plan of reorganization is approved an element of which plan entails the liquidation of all or substantially all the assets of the Company.

                  A "Change of Control" shall be deemed to occur on the actual date on which any of the foregoing circumstances shall occur; provided, however, that in connection with a "Change of Control" specified in
         Section 1(h)(vii), a "Change of Control" shall be deemed to occur on the date of the filing of the relevant proceeding under Chapter 11 of the Federal Bankruptcy Code (or any successor or other statute of similar import).

                           (i) "Change of Control  Period" shall mean the period
                  commencing on the date a Change of Control occurs and ending on the second anniversary of such Change of Control;

                           (j) "Code"  shall mean the  Internal  Revenue Code of
                  1986, as amended from time to time;

                           (k) "Disability"   shall  mean a  physical  or mental
                  condition whereby the Executive is unable to perform on a full-time basis the customary duties of the Executive under this Agreement;

                           (l) "Federal  Short  Term-Rate"   shall mean the rate
                  defined in Section 1274(d)(1)(C)(i) of the Code;

                           (m) "Good Reason" shall mean:

                                    (i)   The   required   relocation   of   the
                           Executive, without the Executive's consent, to an employment location which is more than twenty-five
                           (25) miles from the Executive's employment location on the day preceding the date of this Agreement;

                                    (ii)  The removal of the  Executive  from or
                           any failure to reelect the Executive to any of the positions held by the Executive as of the date of this Agreement or any other positions to which the Executive shall thereafter be elected or assigned except in the event that such removal or failure to reelect relates to the termination by the Company of the Executive's employment for Cause or by reason of death, Disability or voluntary retirement;

                                    (iii) A significant adverse change,  without
                           the Executive's written consent, in the nature or scope of the Executive's authority, powers, functions, duties or responsibilities, or a material reduction in the level of support services, staff, secretarial and other assistance, office space and accoutrements available to a level below that which was provided to the Executive on the day preceding the date of this Agreement and that which is necessary to perform any additional duties assigned to the Executive following the date of this Agreement, which change or reduction is not generally effective for all executives employed by the Company (or its successor) in the Executive's class or category; or

                                    (iv)  Breach or  violation  of any  material
                           provision of this Agreement by the Company;

                           (n) "Gross  Income"   shall  mean the  greater of the
                  amounts payable pursuant to paragraph 6 or the Executive's average compensation (base salary plus cash bonus) for the prior two (2) taxable years, plus any other compensation payable to the Executive by the Company for the same period, whether taxable or non-taxable;

                           (o) "Notice  of  Termination"   shall mean the notice
                  described in Section 14 herein;

                           (p) "Person" shall mean any individual,  partnership,
                  joint venture, association, trust, corporation or other entity, other than an employee benefit plan of the Company or an entity organized, appointed or established pursuant to the terms of any such benefit plan;

                           (q) "Termination   Date"    shall  mean,   except  as
                  otherwise provided in Section 14 herein, shall mean:

                                    (i)  The Executive's date of death;

                                    (ii) Thirty (30) days after the  delivery of
                           the Notice of Termination terminating the Executive's employment on account of Disability pursuant to
                           Section 9 herein, unless the Executive returns on a full-time basis to the performance of his or her duties prior to the expiration of such period;

                                    (iii)Thirty (30) days  after the delivery of
                           the Notice of Termination if the Executive's employment is terminated by the Executive voluntarily; or

                                    (iv) Thirty (30) days after the  delivery of
                           the Notice of Termination if the Executive's employment is terminated by the Company for any reason other than death or Disability;

                           (r) "Termination  Payment"   shall  mean the  payment
                  described in Section 13 herein;

                           (s) "Total  Payments:   shall  mean  the  sum  of the
                  Termination Payment and any other "payments in the nature of compensation" (as defined in Section 280G of the Code and the regulations adopted thereunder) to or for the benefit of the Executive, the receipt of which is contingent on a Change of Control and to which Section 280G of the Code applies.

         32. EMPLOYMENT.   The Company hereby agrees to employ the Executive and
the Executive hereby agrees to serve the Company, on the terms and conditions set forth herein.

         33. TERM. The employment of the Executive by the Company pursuant to the provisions of this Agreement shall commence on the date hereof and end on December 31, 2003, unless further extended or sooner terminated as hereinafter provided. On December 31, 2003, and on the last day of December each year thereafter, the term of the Executive's employment shall, unless sooner terminated as hereinafter provided, be automatically extended for an additional one year period from the date thereof unless, at least six (6) months before such December 31, the Company shall have delivered to the Executive or the Executive shall have delivered to the Company written notice that the term of the Executive's employment hereunder will not be extended beyond its existing duration.

         34. POSITIONS AND DUTIES. The Executive shall serve as President and Chief Financial Officer of the Company and in such additional capacities as set forth in Section 7 herein. In connection with the foregoing positions, the Executive shall have such duties, responsibilities and authority as may from time to time be assigned to the Executive by the Board. The Executive shall devote substantially all the Executive's working time and efforts to the business and affairs of the Company.

         35. PLACE OF PERFORMANCE. In connection with the Executive's employment by the Company, the Executive shall be based at the principal executive offices of the Company in Salt Lake City, Utah except for required travel on Company business.

         36. COMPENSATION AND RELATED MATTERS.

                  (a) Salary. The Company shall pay to the Executive $250,000, as his annualized base salary (subject to adjustment as provided herein) in equal installments (as nearly as practicable), in accordance with the Company's standard payroll policy (as in effect from time to time), which currently provides for payments to be made every two weeks, in arrears. Such annualized base salary may be increased from time to time in accordance with normal business practices of the Company provided, however, that such salary shall be increased to $350,000 per year upon the acquisition by the Company of another company or its assets which result in the Company having projected annualized revenues of at least $50 million. The annualized base salary of the Executive shall not be decreased below its then existing amount during the term of this Agreement.

                  (b) Bonus. The Executive shall be entitled to receive bonuses, when and as declared by the Board of Directors; provided, however, that Executive shall be entitled to a bonus equal to his annual salary upon the acquisition by the Company of another company or its assets which result in the Company having projected annualized revenues of at least $50 million.

                  (c) Expenses. The Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in performing services hereunder, including all expenses for travel and living expenses while away from home on business or at the request of and in the service of the Company, provided that such expenses are incurred and accounted for in accordance with the policies and procedures established from time to time by the Company.

                  (d) Other Benefits. The Company shall provide Executive with all other benefits normally provided to an employee of the Company similarly situated to Executive, including being added as a named officer on the Company's existing directors' and officers' liability insurance policy. At a minimum, the benefits will include:

                           (i)  Health Insurance (medical, dental vision);

                           (ii) Life   Insurance   -  $1  million  in  personal
                  coverage;

                           (iii)401(k)  - 50%    employer  match  on up to 6% of
                  employee contribution;

                           (iv) Paid vacation; and

                           (v) Car allowance - $800 plus insurance, gas and maintenance.

                  (e) Vacations. The Executive shall be entitled to the number of vacation days in each calendar year, and to compensation in respect of earned but unused vacation days, determined in accordance with the Company's vacation plan, but in no event less than twenty (20) days. The Executive shall also be entitled to all paid holidays given by the Company to its executives.

                  (f) Services Furnished. The Company shall furnish the Executive with office space, and such other facilities and services as shall be suitable to the Executive's position and adequate for the performance of the Executive's duties as set forth in Section 4 hereof.

         37. OFFICES. The Executive agrees to serve without additional compensation, if elected or appointed thereto, in one or more executive offices of the Company, or any affiliate or subsidiary of the Company, or as a member of the board of directors of any subsidiary or affiliate of the Company; provided, however, that the Executive is indemnified for serving in any and all such capacities on a basis no less favorable than is currently provided in the Company's bylaws, or otherwise.

         38. TERMINATION AS A RESULT OF DEATH. If the Executive shall die during the term of this Agreement, the Executive's employment shall terminate on the Executive's date of death and the Executive's surviving spouse, or the Executive's estate if the Executive dies without a surviving spouse, shall be entitled to the Executive's Accrued Benefits as of the Termination Date and any applicable Termination Payment.

         39. TERMINATION FOR DISABILITY. If, as a result of the Executive's Disability, the Executive shall have been unable to perform the Executive's duties hereunder on a full-time basis for four (4) consecutive months and within thirty (30) days after the Company provides the Executive with a Termination Notice, the Executive shall not have returned to the performance of the
Executive's duties on a full-time basis, the Company may terminate the Executive's employment, subject to Section 14 herein. During the term of the Executive's Disability prior to termination, the Executive shall continue to receive all salary and benefits payable under Section 6 herein, including participation in all employee benefit plans, programs and arrangements in which the Executive was entitled to participate immediately prior to the Disability; provided, however, that the Executive's continued participation is permitted under the terms and provisions of such plans, programs and arrangements. In the event that the Executive's participation in any such plan, program or arrangement is barred as the result of such Disability, the Executive shall be entitled to receive an amount equal to the contributions, payments, credits or allocations which would have been paid by the Company to the Executive, to the Executive's account or on the Executive's behalf under such plans, programs and arrangements. In the event the Executive's employment is terminated on account of the Executive's Disability in accordance with this Section 9, the Executive shall receive the Executive's Accrued Benefits as of the Termination Date and shall remain eligible for all benefits provided by any long-term disability programs of the Company in effect at the time of such termination. The Executive shall also be entitled to the Termination Payment described in Section 13(a).

         40. TERMINATION FOR CAUSE. If the Executive's employment with the Company is terminated by the Company for Cause, subject to the procedures set forth in Section 14 herein, the Executive shall be entitled to receive the Executive's Accrued Benefits as of the Termination Date. The Executive shall not be entitled to receipt of any Termination Payment.

         41. OTHER TERMINATION BY COMPANY. If the Executive's employment with the Company is terminated by the Company other than by reason of death, Disability or Cause, or as described in paragraph 13(f) below, subject to the procedures set forth in Section 14 herein, the Executive (or in the event of the Executive's death following the Termination Date, the Executive's surviving spouse or the Executive's estate if the Executive dies without a surviving spouse) shall receive the applicable Termination Payment. The Executive shall not, in connection with any consideration receivable in accordance with this
Section 11, be required to mitigate the amount of such consideration by securing other employment or otherwise and such consideration shall not be reduced by reason of the Executive securing other employment or for any other reason.

         42. VOLUNTARY TERMINATION BY EXECUTIVE. Provided that the Executive furnishes thirty (30) days prior written notice to the Company, the Executive shall have the right to voluntarily terminate this Agreement at any time. If the Executive's voluntary termination is without Good Reason, the Executive shall receive the Executive's Accrued Benefits as of the Termination Date and shall not be entitled to any Termination Payment. If the Executive's voluntary termination (other than a termination described in paragraph 13(f) below) is for Good Reason, the Executive (or in the event of the Executive's death following the Termination Date, the Executive's surviving spouse or the Executive's estate if the Executive dies without a surviving spouse) shall receive the applicable Termination Payment. The Executive shall not, in connection with any consideration receivable in accordance with this Section 12, be required to mitigate the amount of such consideration by securing other employment or otherwise and such consideration shall not be reduced by reason of the Executive securing other employment or for any other reason.

         43. TERMINATION PAYMENT.

                  (a) If the Executive's employment is terminated as a result of death or disability, the lump sum Termination Payment payable to the Executive shall be equal to the greater of Executive's Gross Income for the year preceding the Termination Date, or the amount set forth in paragraph 6 on an annualized basis.

                  (b) If the Executive's employment is terminated by the Executive for Good Reason or by the Company for any reason other than death, disability or Cause, the Termination Payment payable to the Executive by the Company or an affiliate of the Company shall be equal to two (2) times the Executive's Gross Income for the year preceding the Termination Date, or the amount set forth in paragraph 6 on an annualized basis.

                  (c) If, during a Change of Control Period, the Executive's employment is terminated by the Executive for Good Reason or by the Company for any reason other than death, Disability, or Cause, the

         Termination Payment payable to the Executive by the Company or an affiliate of the Company shall be 2.99 times the Executive's Gross Income for the year preceding the Termination Date, or the amount set forth in paragraph 6 on an annualized basis.

                  (d) It is the intention of the Company and the Executive that no portion of the Termination Payment and any other "payments in the nature of compensation" (as defined in Section 280G of the Code and the regulations adopted thereunder) to or for the benefit of the Executive under this Agreement, or under any other agreement, plan or arrangement, be deemed to be an "excess parachute payment" as defined in Section 280G of the Code. It is agreed that the present value of the Total Payments shall not exceed an amount equal to two and ninety-nine hundredths (2.99) times the Executive's Base Period Income, which is the maximum amount which the Executive may receive without becoming subject to the tax imposed by Section 4999 of the Code or which the Company may pay without loss of deduction under Section 280G(a) of the Code. Present value for purposes of this Agreement shall be calculated in accordance with the regulations issued under Section 280G of the Code. Within sixty (60) days following delivery of the Notice of Termination or notice by the Company to the Executive of its belief that there is a payment or benefit due the Executive which will result in an excess parachute payment as defined in Section 280G of the Code, the Executive and the Company shall, at the Company's expense, obtain such opinions as more fully described hereafter, which need not be unqualified, of legal counsel and certified public accountants or a firm of recognized executive compensation consultants. The Executive shall select said legal counsel, certified public accountants and executive compensation consultants; provided, however, that if the Company does not accept one (1) or more of the parties selected by the Executive, the Company shall provide the Executive with the names of such legal counsel, certified public accountants and/or executive compensation consultants as the Company may select; provided, further, however, that if the Executive does not accept the party or parties selected by the Company, the legal counsel, certified public accountants and/or executive compensation consultants selected by the Executive and the Company, respectively, shall select the legal counsel, certified public accountants and/or executive compensation consultants, whichever is applicable, who shall provide the opinions required by this Section 13(d). The opinions required hereunder shall set forth (a) the amount of the Base Period Income of the Executive,
         (b) the present value of Total Payments and (c) the amount and present value of any excess parachute payments. In the event that such opinions determine that there would be an excess parachute payment, the Termination Payment or any other payment determined by such counsel to be includable in Total Payments shall be reduced or eliminated as specified by the Executive in writing delivered to the Company within thirty (30) days of his or her receipt of such opinions or, if the Executive fails to so notify the Company, then as the Company shall reasonably determine, so that under the bases of calculation set forth in such opinions there will be no excess parachute payment. The provisions of this Section 13(d), including the calculations, notices and opinions provided for herein shall be based upon the conclusive presumption that the compensation and other benefits, including but not limited to the Accrued Benefits, earned on or after the date of Change of Control by the Executive pursuant to the Company's compensation programs if such payments would have been made in the future in any event, even though the timing of such payment is triggered by the

         Change of Control, are reasonable compensation for services rendered prior to the Change of Control; provided, however, that in the event legal counsel so requests in connection with the opinion required by this Section 13(d), a firm of recognized executive compensation consultants, selected by the Executive and the Company pursuant to the procedures set forth above, shall provide an opinion, upon which such legal counsel may rely, as to the reasonableness of any item of compensation as reasonable compensation for services rendered prior to the Change of Control by the Executive. In the event that the provisions of Sections 280G and 4999 of the Code are repealed without succession, this Section 13(d) shall be of no further force or effect.

                  (e) The Termination Payment shall be payable in a lump sum not later than ten (10) days following the Executive's Termination Date. Such lump sum payment shall not be reduced by any present value or similar factor. Further, the Executive shall not be required to mitigate the amount of such payment by securing other employment or otherwise and such payment shall not be reduced by reason of the Executive securing other employment or for any other reason.

                  (f) Notwithstanding anything to the contrary herein, in no event will a termination of Executive's employment with the Company be deemed to trigger a right to receive a Termination Payment if the termination is effected by the mutual agreement of the Company and Executive to accommodate a reassignment of Executive to an entity created or acquired by the Company, or to which the Company has contributed rights to technology, assets or business plans, if at the time of such termination the Company owns or is acquiring a minimum of a 19% equity interest in such entity. In the event of any such termination, the Executive shall only be entitled to receive the Executive's Accrued Benefits as of the Termination Date.

         44. TERMINATION NOTICE AND PROCEDURE. Any termination by the Company or the Executive of the Executive's employment during the Employment Period shall be communicated by written Notice of Termination to the Executive, if such Notice of Termination is delivered by the Company, and to the Company, if such Notice of Termination is delivered by the Executive, all in accordance with the following procedures:

                  (a) The Notice of Termination shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances alleged to provide a basis for termination;

                  (b) Any Notice of Termination by the Company shall be approved by a resolution duly adopted by a majority of the directors of the Company then in office;

                  (c) If the Executive shall in good faith furnish a Notice of Termination for Good Reason and the Company notifies the Executive that a dispute exists concerning the termination, within the fifteen (15) day period following the Company's receipt of such notice, the Executive shall continue the Executive's employment during such dispute. If it is thereafter determined that (i) Good Reason did exist, the Executive's Termination Date shall be the earlier of (A) the date on which the dispute is finally determined, either by mutual written agreement of the parties or pursuant to Section 19, (B) the date of the Executive's death or (C) one day prior to the second (2nd) anniversary of a Change of Control, and the Executive's Termination Payment, if applicable, shall reflect events occurring after the Executive delivered the Executive's Notice of Termination; or (ii) Good Reason did not exist, the employment of the Executive shall continue after such determination as if the Executive had not delivered the Notice of Termination asserting Good Reason; and

                  (d) If the Executive gives notice to terminate his or her employment for Good Reason and a dispute arises as to the validity of such dispute, and the Executive does not continue his employment during such dispute, and it is finally determined that the reason for termination set forth in such Notice of Termination did not exist, if such notice was delivered by the Executive, the Executive shall be deemed to have voluntarily terminated the Executive's employment other than for Good Reason.

         45. NONDISCLOSURE OF PROPRIETARY INFORMATION. Recognizing that the Company is presently engaged, and may hereafter continue to be engaged, in the research and development of processes, the manufacturing of products or performance of services, which involve experimental and inventive work and that the success of its business depends upon the protection of the processes, products and services by patent, copyright or by secrecy and that the Executive has had, or during the course of his engagement may have, access to Proprietary Information, as hereinafter defined, of the Company or other information and data of a secret or proprietary nature of the Company which the Company wishes to keep confidential and the Executive has furnished, or during the course of his engagement may furnish, such information to the Company, the Executive agrees that:

                  (a) "Proprietary Information" shall mean any and all methods, inventions, improvements or discoveries, whether or not patentable or copyrightable, and any other information of a similar nature related to the business of the Company disclosed to the Executive or otherwise made known to him as a consequence of or through his engagement by the Company (including information originated by the Executive) in any technological area previously developed by the Company or developed, engaged in, or researched, by the Company during the term of the Executive's engagement, including, but not limited to, trade secrets, processes, products, formulae, apparatus, techniques, know-how, marketing plans, data, improvements, strategies, forecasts, customer lists, and technical requirements of customers, unless such information is in the public domain to such an extent as to be readily available to competitors;

                  (b) The Executive acknowledges that the Company has exclusive property rights to all Proprietary Information and the Executive hereby assigns all rights he might otherwise possess in any Proprietary Information to the Company. Except as required in the performance of his duties to the Company, the Executive will not at any time during or after the term of his engagement, which term shall include any time in which the Executive may be retained by the Company as a consultant, directly or indirectly use, communicate, disclose or disseminate any Proprietary Information or any other information of a secret, proprietary, confidential or generally undisclosed nature relating to the Company, its products, customers, processes and services, including information relating to testing, research, development, manufacturing, marketing and selling;

                  (c) All documents, records, notebooks, notes, memoranda and similar repositories of, or containing, Proprietary Information or any other information of a secret, proprietary, confidential or generally undisclosed nature relating to the Company or its operations and activities made or compiled by the Executive at any time or made available to him or her prior to or during the term of his engagement by the Company, including any and all copies thereof, shall be the property of the Company, shall be held by him or her in trust solely for the benefit of the Company, and shall be delivered to the Company by him or her on the termination of his or her engagement or at any other time on the request of the Company; and

                  (d) The Executive will not assert any rights under any inventions, copyrights, discoveries, concepts or ideas, or improvements thereof, or know-how related thereto, as having been made or acquired by him or her prior to his or her being engaged by the Company or during the term of his engagement if based on or otherwise related to Proprietary Information.

         46. ASSIGNMENT OF INVENTIONS.

                  (a) For  purposes of this  Section  16, the term  "Inventions"
         shall mean discoveries, concepts, and ideas, whether patentable or copyrightable or not, including but not limited to improvements, know-how, data, processes, methods, formulae, and techniques, as well as improvements thereof or know-how related thereto, concerning any past, present or prospective activities of the Company which the Executive makes, discovers or conceives (whether or not during the hours of his engagement or with the use of the Company's facilities, materials or personnel), either solely or jointly with others during his or her engagement by the Company or any affiliate and, if based on or related to Proprietary Information, at any time after termination of such engagement. All Inventions shall be the sole property of the Company, and Executive agrees to perform the provisions of this Section 16 with respect thereto without the payment by the Company of any royalty or any consideration therefor other than the regular compensation paid to the Executive in the capacity of an employee or consultant.

                  (b) The Executive shall maintain written notebooks in which he or she shall set forth, on a current basis, information as to all Inventions, describing in detail the procedures employed and the results achieved as well as information as to any studies or research projects undertaken on the Company's behalf. The written notebooks shall at all times be the property of the Company and shall be surrendered to the Company upon termination of his or her engagement or, upon request of the Company, at any time prior thereto.

                  (c) The Executive shall apply, at the Company's request and expense, for United States and foreign letters patent or copyrights either in the Executive's name or otherwise as the Company shall desire.

                  (d) The Executive hereby assigns to the Company all of his or her rights to such Inventions, and to applications for United States and/or foreign letters patent or copyrights and to United States and/or foreign letters patent or copyrights granted upon such Inventions.

                  (e) The Executive shall acknowledge and deliver promptly to the Company, without charge to the Company, but at its expense, such written instruments (including applications and assignments) and do such other acts, such as giving testimony in support of the Executive's inventorship, as may be necessary in the opinion of the Company to obtain, maintain, extend, reissue and enforce United States and/or foreign letters patent and copyrights relating to the Inventions and to vest the entire right and title thereto in the Company or its nominee. The Executive acknowledges and agrees that any copyright developed or conceived of by the Executive during the term of Executive's employment which is related to the business of the Company shall be a "work for hire" under the copyright law of the United States and other applicable jurisdictions.

                  (f) The Executive represents that his or her performance of all the terms of this Agreement and as an employee of or consultant to the Company does not and will not breach any trust prior to his or her employment by the Company. The Executive agrees not to enter into any agreement either written or oral in conflict herewith and represents and agrees that he or she has not brought and will not bring with him to the Company or use in the performance of his or her responsibilities at the Company any materials or documents of a former employer which are not generally available to the public, unless he or she has obtained written authorization from the former employer for their possession and use, a copy of which has been provided to the Company.

                  (g) No provisions of this Section shall be deemed to limit the restrictions applicable to the Executive under Section 15.

                  (h) No provisions of this Section shall be deemed or construed to require the Executive to assign to the Company any rights or intellectual property with respect to any invention which (i) is created by the Executive entirely on his own time, (ii) does not constitute an "employment invention" as defined in the Utah Employment Inventions Act, and (iii) is not exempted from the application of the Utah Employment Inventions Act.

         47. SHOP RIGHTS. The Company shall also have the royalty-free right to use in its business, and to make, use and sell products, processes and/or services derived from any inventions, discoveries, concepts and ideas, whether or not patentable, including but not limited to processes, methods, formulas and techniques, as well as improvements thereof or know-how related thereto, which are not within the scope of Inventions as defined in Section 16 but which are conceived or made by the Executive during the period he or she is engaged by the Company or with the use or assistance of the Company's facilities, materials or personnel.

         48. NON-COMPETE.   The Executive  hereby agrees that during the term of
this Agreement and for the period of one year from the termination hereof, that the Executive will not:

                  (a) Within any jurisdiction or marketing area in the United States in which the Company or any subsidiary thereof is doing business, own, manage, operate or control any business of the type and character engaged in and competitive with the Company or any subsidiary thereof. For purposes of this Section, ownership of securities of not in excess of five percent (5%) of any class of securities of a public company shall not be considered to be competition with the Company or any subsidiary thereof; or

                  (b) Within any jurisdiction or marketing area in the United States in which the Company or any subsidiary thereof is doing business, act as, or become employed as, an officer, director, employee, consultant or agent of any business of the type and character engaged in and competitive with the Company or any of its subsidiaries; or

                  (c) Solicit any similar business to that of the Company's for, or sell any products that are in competition with the Company's products to, any company in the United States, which is, as of the date hereof, a customer or client of the Company or any of its subsidiaries, or was such a customer or client thereof within two years prior to the date of this Agreement; or

                  (d) Solicit the employment of any full time employee employed by the Company or its subsidiaries as of the date of termination of this Agreement.

         49. REMEDIES AND JURISDICTION.

                  (a) The Executive hereby acknowledges and agrees that a breach of the agreements contained in this Agreement will cause irreparable harm and damage to the Company, that the remedy at law for the breach or threatened breach of the agreements set forth in this Agreement will be inadequate, and that, in addition to all other remedies available to the Company for such breach or threatened breach (including, without limitation, the right to recover damages), the Company shall be entitled to injunctive relief for any breach or threatened breach of the agreements contained in this Agreement.

                  (b) All claims, disputes and other matters in question between the parties arising under this Agreement, shall, unless otherwise provided herein, be decided by arbitration in Salt Lake City, Utah, in accordance with the Model Employment Arbitration Procedures of the American Arbitration Association (including such procedures governing selection of the specific arbitrator or arbitrators), unless the parties mutually agree otherwise. The Company shall pay the costs of any such arbitration. The award by the arbitrator or arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any state or Federal court having jurisdiction thereof.

         50. ATTORNEYS' FEES. In the event that either party hereunder institutes any legal proceedings in connection with its rights or obligations under this Agreement, the prevailing party in such proceeding shall be entitled to recover from the other party, all costs incurred in connection with such proceeding, including reasonable attorneys' fees, together with interest thereon from the date of demand at the rate of twelve percent (12%) per annum.

         51. SUCCESSORS. This Agreement and all rights of the Executive shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, estates, executors, administrators, heirs and beneficiaries. In the event of the Executive's death, all amounts payable to the Executive under this Agreement shall be paid to the Executive's surviving spouse, or the Executive's estate if the Executive dies without a surviving spouse. This Agreement shall inure to the benefit of, be binding upon and be enforceable by, any successor, surviving or resulting corporation or other entity to which all or substantially all of the business and assets of the Company shall be transferred whether by merger, consolidation, transfer or sale.

         52. ENFORCEMENT. The provisions of this Agreement shall be regarded as divisible, and if any of said provisions or any part hereof are declared invalid or unenforceable by a court of competent jurisdiction, the validity and enforceability of the remainder of such provisions or parts hereof and the applicability thereof shall not be affected thereby.

         53. AMENDMENT OR  TERMINATION.   This  Agreement  may not be amended or
terminated during its term, except by written instrument executed by the Company and the Executive.

         54. SURVIVABILITY.   The provisions of Sections 15, 16, 17, 18, 19, and
20 shall survive termination of this Agreement.

         55. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement between the Executive and the Company with respect to the subject matter hereof, and supersedes all prior oral or written agreements, negotiations, commitments and understandings with respect thereto.

         56. VENUE; GOVERNING LAW. This Agreement and the Executive's and Company's respective rights and obligations hereunder shall be governed by and construed in accordance with the laws of the State of Utah without giving effect to the provisions, principles, or policies thereof relating to choice or conflicts of laws.

         57. NOTICE. Notices given pursuant to this Agreement shall be in writing and shall be deemed given when received, and if mailed, shall be mailed by United States registered or certified mail, return receipt requested, addressee only, postage prepaid, if to the Company, to:

                  Company:          Network Investor Communications, Inc.
                                    --------------------
                                    --------------------
                                    --------------------
                                    Facsimile:  (___) ___-____

                  Executive:        Mitchell Edwards
                                    4505 South Wasatch Boulevard, Suite 370
                                    Salt Lake City, UT  84124
                                    Facsimile:  (801) 424-2992

or to such other address as the Company shall have given to the Executive or, if to the Executive, to such address as the Executive shall have given to the Company.

         58. NO WAIVER. No waiver by either party at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by the other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or any prior or subsequent time.

         59. HEADINGS. The headings herein contained are for reference only and shall not affect the meaning or interpretation of any provision of this Agreement.

         60. COUNTERPARTS.   This  Agreement  may be  executed  in  one or  more
counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Executive has executed this Agreement, on the date and year first above written.

                           "COMPANY"

                           NETWORK INVESTOR
                           COMMUNICATIONS, INC.



                           By:______________________________
                                    _______________, [Title]


                           "EXECUTIVE"


                           ---------------------------------
                           Mitchell Edwards